UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-04719

                    The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Mid-Cap Equity Fund

Convertible Securities Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2017

TETON WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2017 (a)							Average Annual Returns – September 30, 2017 (a)(b)(c)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty MitesSM	24.42%	14.18%	9.33%	11.89%	11.81%	1.42%	1.42%	19.17%	12.97%	8.62%	11.34%	11.35%	1.67%	1.67%
SmallCap Equity	23.10	14.27	7.42	9.94	8.05	1.79	1.25	17.86	13.08	6.73	9.39	7.67	2.04	1.50
Mid-Cap Equity	13.38	—	—	—	8.38	3.26	1.05	8.55	—	—	—	7.09	3.44	1.30
Convertible Securities	14.14	8.79	4.36	8.22	7.35	2.74	1.15	9.22	7.63	3.66	7.66	6.91	2.99	1.40
Equity	16.61	12.40	5.35	9.17	10.03	1.63	1.63	11.60	11.22	4.66	8.60	9.66	1.88	1.88
Balanced	10.34	8.17	4.79	7.06	8.37	1.35	1.35	5.76	7.03	4.10	6.51	7.93	1.60	1.60
Intermediate Bond	(1.18)	0.55	2.76	2.70	4.52	1.44	1.02	(5.28)	(0.37)	2.22	2.31	4.28	1.54	1.12

	Class C Shares							Class I Shares
	Average Annual Returns – September 30, 2017 (a)(c)(d)							Average Annual Returns – September 30, 2017 (a)(c)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty MitesSM	22.52%	13.33%	8.52%	11.07%	11.12%	2.17%	2.17%	24.74%	14.46%	9.60%	12.07%	11.95%	1.17%	1.17%
SmallCap Equity	21.24	13.44	6.63	9.04	7.39	2.54	2.00	23.40	14.58	7.69	10.12	8.18	1.54	1.00
Mid-Cap Equity	11.51	—	—	—	7.58	3.98	1.80	13.67	—	—	—	8.71	3.00	0.80
Convertible Securities	12.26	7.99	3.57	7.48	6.78	3.49	1.90	14.50	9.08	4.61	8.40	7.48	2.49	0.90
Equity	14.72	11.57	4.56	8.35	9.53	2.38	2.38	16.85	12.64	5.59	9.33	10.12	1.38	1.38
Balanced	8.62	7.39	4.02	6.27	7.80	2.10	2.10	10.72	8.43	5.05	7.23	8.47	1.10	1.10
Intermediate Bond	(2.93)	(0.21)	1.99	1.95	4.04	2.19	1.77	(1.02)	0.80	2.99	2.86	4.61	1.19	0.77

	Class T Shares
	Average Annual Returns – September 30, 2017 (a)(c)(e)
	1 Year	5 Year	10 Year	15 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments
Mighty MitesSM	21.31%	13.60%	9.06%	11.71%	11.66%	1.42%	1.42%
SmallCap Equity	20.02	13.70	7.15	9.75	7.63	1.79	1.25

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. For the SmallCap Equity, Mid-Cap Equity, Convertible Securities, and Intermediate Bond Funds (and for the Mighty MitesSM Fund through September 30, 2005), Teton Advisors, Inc. (the “Adviser”) reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2019 and are renewable annually by the Adviser. The Funds, except for the Equity, Balanced, and Intermediate Bond Funds, impose a 2.00% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com.

(b)	Includes the effect of the maximum 4.00% sales charge at the beginning of the period.
(c)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, Class I Shares, and Class T Shares, except for Mid-Cap Equity Fund whose performance for all share classes is based on the Fund’s inception date of May 31, 2013. The performance for the Class A Shares, Class C Shares, and Class T Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class C Shares, Class I Shares, and Class T Shares after which shares remained continuously outstanding are listed below.

(d)	Assuming payment of the 1.00% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	Includes the effect of the 2.50% sales charge at the beginning of the period.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares	Class T Shares
Mighty MitesSM	05/11/98	11/26/01	08/03/01	01/11/08	07/05/17
SmallCap Equity	04/15/97	11/26/01	11/26/01	01/11/08	07/05/17
Mid-Cap Equity	05/31/13	05/31/13	05/31/13	05/31/13	—
Convertible Securities	09/30/97	05/09/01	11/26/01	01/11/08	—
Equity	01/02/87	01/28/94	02/13/01	01/11/08	—
Balanced	10/01/91	04/06/93	09/25/01	01/11/08	—
Intermediate Bond	10/01/91	07/26/01	10/22/01	01/11/08	—

The TETON Westwood Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.tetonadv.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Mighty MitesSM Fund

For the year ended September 30, 2017, the TETON Westwood Mighty MitesSM Fund net asset value (“NAV”) per Class AAA Share appreciated 24.4% versus gains of 20.7% for the Russell 2000 Index and 22.3% for the Russell Microcap Index. See next page for additional performance information.

The Fund invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of initial investment. The portfolio management team focuses on bottom up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their private market value (PMV), and possess a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

Stocks delivered strong performance during the first half of 2017. The Standard and Poor’s (S&P) 500 rose 8.2% before dividends despite a seemingly endless amount of noise from Washington and abroad. Markets responded positively to the election of Donald Trump partly in anticipation of regulatory relaxation, reformation of corporate and individual taxes, and additional stimulus. The economy showed broad based, high quality factors being responsible for the recent strength, namely labor and manufacturing. Unemployment levels remained at post-recession lows, while the first quarter of the calendar year posted a robust increase in nonfarm payrolls.

September was a strong month for small and microcap stocks, reflecting a strengthening domestic economy, along with corporate earnings and expectations for U.S. tax reform. There are signs of more people entering the workforce as the participation rate remains slightly ahead of last year and wage growth has gradually started to accelerate. These are indicators of a stronger consumer, able to purchase more goods and services. Against this backdrop, the U.S. Federal Reserve raised interest rates three times this year.

Among our stronger performing stocks for the year were Ultra Clean Holdings (0.4% of net assets as of September 30, 2017), a leading developer and supplier of critical systems and subsystems for the semiconductor capital equipment and flat panel industries; Scientific Games Corp. (0.2%), an American company that provides casino and gaming products and services to lottery and gambling organizations worldwide; and Cutera Inc. (1.0%), a global pioneer of cosmetic and aesthetic laser equipment that engineers products with the highest level of performance and innovation within the field.

Some of the weaker holdings in the portfolio included Katy Industries Inc. (less than 0.1%), a manufacturer, importer, and distributor of commercial cleaning and consumer storage products; Cempra Inc. (less than 0.1%), a developer of novel and well differentiated antibiotics designed to meet critical medical needs; and NII Holdings Inc. (less than 0.1%), one of the world’s leading providers of fully integrated mobile communication services designed to meet the needs of businesses and consumers.

We appreciate your continued confidence and trust.

Average Annual Returns Through September 30, 2017 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(5/11/98)
Mighty MitesSM Fund Class AAA	24.42%	14.18%	9.33%	11.89%	11.81%
Dow Jones U.S. Micro-Cap Total Stock Market Index	21.78	12.19	6.45	11.54	8.66(b)
Russell MicrocapTM Index	22.33	13.89	6.65	10.76	N/A(c)
Russell 2000 Index	20.74	13.79	7.85	11.37	7.47
Lipper Small Cap Value Fund Average	19.78	12.63	7.22	11.12	8.42(b)

In the current prospectuses dated January 27, 2017, as amended July 5, 2017, the expense ratio for Class AAA Shares is 1.42%. See page 40 for the expense ratios for the year ended September 30, 2017. Class AAA Shares do not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc., (the “Adviser”) reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Dow Jones U.S. Micro-Cap Total Stock Market Index is designed to provide a comprehensive measure of the micro-cap segment of the U.S. stock market. The Russell Microcap™ Index is an unmanaged indicator which measures the performance of the microcap segment of the U.S. equity market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)    Dow Jones U.S. Micro-Cap Total Stock Market Index and Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

(c)    The inception date of the Russell Microcap™ Index is June 30, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITESSM FUND CLASS AAA, THE RUSSELL 2000 INDEX,

THE RUSSELL MICROCAPTM INDEX,

AND THE DOW JONES U.S. MICRO-CAP TOTAL STOCK MARKET INDEX (Unaudited)

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Russell MicrocapTM Index inception date is June 30, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty MitesSM Fund (Class AAA).

SmallCap Equity Fund (Unaudited)

For the year ended September 30, 2017, the TETON Westwood SmallCap Equity Fund NAV per Class AAA Share appreciated 23.1% compared with a gain of 20.7% for the Russell 2000 Index. See below for additional performance information.

The Fund invests primarily in small cap companies that, through bottom up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization at the time of the Fund’s initial investment between $100 million and $2.5 billion.

The unexpected Trump election victory ignited a rally in equities which continued through the first calendar quarter as policy expectations of tax reform, infrastructure spending, and easing regulatory burden solidified within an environment generally perceived as shifting towards pro-business.

Posting the strongest results in two years, second quarter GDP grew at an annualized rate of 3.1%, propelled by consumer spending. Serving to underscore a central 3% growth target, this overlapped the unveiling of President Trump’s “MAGAnomics” plan (Make-America-Great-Again economics), with tax reform seen as the most concrete policy goal for the calendar year.

In the third quarter, the portfolio marked strong relative outperformance with about two-thirds of the outperformance driven by the Fund’s technology holdings. Fundamentals for our semiconductor-based names have supported our longstanding thesis that such businesses were maturing into the “new industrials,” having shed the violent cyclical nature more associated with the dot-com era.

Among the better performing stocks in the year were: FormFactor Inc. (1.5% of net assets as of September 30, 2017), which has successfully engineered a turnaround away from a period of market share losses while implementing cost discipline; Electro Scientific Industries Inc. (1.3%), which builds advanced laser systems used in the micro-machining of electronics for products such as semiconductors, consumer electronics, and LEDs; and Myriad Genetics Inc. (0.6%), a diagnostic company that offers tests for hereditary cancer and other diseases.

Our weaker performing stocks during the year were: Diebold Nixdorf Inc. (2.0%), known for its branded line of ATMs, which has struggled to respond nimbly to changing market dynamics as its integrates the recent acquisition of its large European competitor, Wincor Nixdorf; C&J Energy Services Inc. (1.9%), a pressure pumper, which reported reactivation costs for stacked fleets higher than commonly anticipated and fears emerged that industry disorder might emerge should all participants look to add pressure pumping capacity; and The Rubicon Project, Inc.(no longer held as September 30, 2017), which stumbled earlier in the year as the marketplace embraced a new technology that disadvantaged Rubicon’s market share and premium pricing.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2017 (a) (Unaudited)					Since
	1 Year	5 Year	10 Year	15 Year	Inception (4/15/97)
SmallCap Equity Fund Class AAA	23.10%	14.27%	7.42%	9.94%	8.05%
Russell 2000 Index	20.74	13.79	7.85	11.37	8.91
Russell 2000 Value Index	20.55	13.27	7.14	10.86	9.79

In the current prospectuses dated January 27, 2017 as amended July 5, 2017, the gross expense ratio for Class AAA Shares is 1.79%, and the net expense ratio is 1.50% after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2019. See page 41 for the expense ratios for the year ended September 31, 2017. Class AAA Shares do not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Russell Value Index measure the performance of the small capitalization sector of the U.S. equity market. It is a subset of the Russell 2000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-Cap Equity Fund (Unaudited)

For the year ended September 30, 2017, the TETON Westwood Mid-Cap Equity Fund NAV per Class AAA Share appreciated 13.4% compared with a gain of 15.3% for the Russell Midcap Index. See next page for additional performance information.

The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above average growth potential. The Fund defines mid-cap companies as those whose market capitalization falls within a range of $1 billion to $20 billion. As bottom up, fundamental, research driven investors, the portfolio manager seeks to invest in attractively valued companies with strong balance sheets, secular growth, experienced management teams, solid earnings prospects, leading market shares, and superior long term fundamentals.

At the onset of the March 2017 quarter, the bull market had entered its eighth year and investors were confident that the White House would prioritize tax reform, infrastructure spending, and easing regulatory burdens on businesses. Domestic economic statistics remained favorable and industrial production continued to show measured growth.

Stocks produced solid gains in the second calendar quarter. Global markets moved higher as economic conditions continued to stabilize and improve. Most companies’ outlooks were positive as their fundamentals came through strongly during the quarterly earnings season. Washington continued to struggle with revision or repeal of the Affordable Care Act, causing concern over movement in other legislative areas.

The third quarter closed demonstrably positive and the portfolio marked solid outperformance for its shareholders in the period. Comments from global central banks dominated headlines in July, indicating a departure from an extended period of easy money. The Federal Reserve indicated it was looking to initiate a runoff of its balance sheet, the Bank of England hinted at rate increases, and the European Central Bank suggested it was nearing the end of its bond buying. As if to telegraph proper expectations, throughout the quarter, the Fed regularly conveyed intent for “measured” rate increases, tempered according to future data or persistent low inflation. Altogether this scenario is seen as destabilizing but rather indicative of a healthy economy.

Capping the quarter, September’s reading for the ISM manufacturing index topped a thirteen year high, with the rise in the new orders index being consistent with strong corporate earnings and capital spending. These events sketched the picture of a resilient economy in the face of hurricane disruption, spurring the markets steadily higher.

Among the better performing stocks for the fiscal year included Vertex Pharmaceuticals Inc. (1.9% of net assets as of September 30, 2017), an American biotech firm focused on the treatment of viral infections, inflammatory and autoimmune disorders, and cancer; SVB Financial Group (0.9%), a U.S. based high tech commercial bank focused on lending to technology companies, providing multiple services to venture capital and private equity firms that invest in technology and biotechnology.

Some detractors from the portfolio included Range Resources Corp. (no longer held), a petroleum and natural gas exploration and production company; and O’Reilly Automotive Inc. (no longer held), an American auto parts retailer that provides aftermarket automotive parts, tools, supplies, equipment, and accessories.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2017 (a) (Unaudited)
			Since
			Inception
	1 Year	3 Year	(5/31/13)
Mid-Cap Equity Fund Class AAA	13.38%	7.09%	8.38%
Russell Midcap Index	15.32	9.54	11.17
Russell Midcap Growth Index	17.82	9.96	12.15

In the current prospectuses dated January 27, 2017, as amended July 5, 2017, the gross expense ratio for Class AAA Shares is 3.26%, and net expense ratio is 1.05% after contractual reimbursements by Teton Advisors, Inc., (the “Adviser”) in place through January 31, 2019. See page 42 for the expense ratios for the year ended September 30, 2017. Class AAA Shares do not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Midcap Index is an unmanaged indicator which measures the performance of the mid-cap segment of the U.S. equity market. The Russell Midcap Growth Index is an unmanaged indicator which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP EQUITY FUND

CLASS AAA AND THE RUSSELL MIDCAP INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Convertible Securities Fund (Unaudited)

For the year ended September 30, 2017, the TETON Convertible Securities Fund NAV per Class AAA Share appreciated 14.1% compared with gains of 18.6% and 14.3% for the Standard & Poor’s (“S&P”) 500 Index and the Bank of America Merrill Lynch U.S. Convertibles Index, respectively. See below for additional performance information.

The Fund invests in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such securities. By investing in convertible securities, the portfolio managers seek the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The first quarter of 2017 provided significant opportunities and the convertibles market had a continuation of the post-election rally. Markets rose based on a strong employment report and anticipation of tax reform and repealing of regulations, although volatility returned in March with failure to repeal and replace the Affordable Care Act. An increase of 25 basis points in the Fed Funds rate damped investor enthusiasm and the convertible market reflected the strength in the stock market

The quarter ended June 30, 2017 saw convertibles continue to climb, albeit more slowly than during the first quarter. The Fed increased the Federal Funds rate a second time this year, with a 25 basis point increase in June. Inflation seemed to temper and oil prices dropped significantly. The second quarter continued the trend that started late last year with the issuance of attractive new convertible securities offerings.

Markets continued to make gains in the third calendar quarter, showing tremendous resilience despite geopolitical turmoil, an extraordinarily destructive hurricane season, a devastating earthquake in Mexico, and terrorism weighing on the world. The optimism in the domestic financial markets appears to stem from the focus on tax reform contributing to earnings and fueling economic growth. This has caused the more economically sensitive companies to rally.

Among the better performing securities were Micron Technology Inc., 3.000%, 11/15/43 (1.9% of net assets as of September 30, 2017), a producer of semiconductor and memory technologies; Aerojet Rockdyne Holdings Inc., 2.250%, 12/15/23 (2.5%), an American rocket and missile propulsion manufacturer; and Square Inc., 0.375%, 03/01/22 (2.0%), a financial services, merchant services aggregator, and mobile payment company.

Some of the portfolio’s weaker holdings included Frontier Communications Corp., Ser A, 11.125%, 06/29/18 (0.3%), a high speed Internet, video, TV, and phone services provider; Intercept Pharmaceuticals Inc., 3.250%, 07/01/23 (1.6%), an American biopharmaceutical company focusing on the development of novel synthetic bile acid analogs to treat chronic liver diseases; and Wayfair Inc., 0.375%, 09/01/22 (1.5%), an American e-commerce company that sells home goods.

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2017 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(9/30/97)
Convertible Securities Fund Class AAA	14.14%	8.79%	4.36%	8.22%	7.35%
S&P 500 Index	18.61	14.22	7.44	10.04	7.00
Bank of America Merrill Lynch U.S. Convertibles Index	14.31	11.01	6.82	8.94	7.08

In the current prospectuses dated January 27, 2017 as amended July 5, 2017, the gross expense ratio for Class AAA Shares is 2.74%, and the net expense ratio is 1.15%, after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2019. See page 43 for the expense ratios for the year ended September 30, 2017. Class AAA Shares do not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND

CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund (Unaudited)

The TETON Westwood Equity Fund underperformed the benchmark S&P 500 Index over the fiscal year. For the twelve months ended September 30, 2017, the Equity Fund Class AAA shares posted a gain of 16.6%, net of expenses, versus the S&P 500 Index gain of 18.6%. See below for additional performance information.

The unexpected Trump election victory ignited a rally in equities which continued through the first calendar quarter as policy expectations of tax reform, infrastructure spending, and easing regulatory burden solidified within an environment generally perceived as shifting towards pro-business.

Posting the strongest results in two years, second quarter GDP grew at an annualized rate of 3.1%, propelled by consumer spending. Serving to underscore a central 3% growth target, this overlapped the unveiling of President Trump’s “MAGAnomics” plan (Make-America-Great-Again economics), with tax reform seen as the most concrete policy goal for the calendar year. However, mirroring the narrative of unpredictable bouts of political chaos in Washington, a string of destructive hurricanes threatened near term economic hopes, inflicting devastation upon the Caribbean, Houston, and Florida.

During the last quarter of the fiscal year ended September 30, 2017, the equity markets again posted strong gains with limited volatility. The S&P 500 saw the lowest average daily change, +0.3%, in nearly 50 years. The S&P rose for the eighth consecutive quarter and eleventh straight month with only one down month in the last nineteen months. Growth continued to outperform value as it has since the year began though small caps outpaced large caps for the first time this year.

Positive drivers of relative Fund performance over the twelve months included: Chevron Corp. (2.2% of total net assets as of September 30, 2017), which benefited from the higher move in crude oil prices and its exposure to the Permian Basin in West Texas; The Boeing Co. (2.1%) rallied on better earnings and cash flow results, as its backlog for new airplanes now stretches out over the next five years; Booz Allen Hamilton Holding Corp. (2.1%) posted a solid quarter, regaining some of the prior quarter’s decline after the announcement of a government investigation; and Lam Research Corp. (1.2%) saw continued strong demand for semiconductors drive its results ahead of expectations as demand for memory chips continues to grow.

Detractors from the Fund’s performance included Hormel Foods Corp. (2.0%), General Mills Inc. (1.8%), and PepsiCo Inc. (1.9%), which were pressured by slowing revenue trends. Amazon’s entrance into the grocery industry with the purchase of Whole Foods placed additional pressure on the group from increased competition and price transparency; Oracle Corp. (2.4%) cloud revenues saw strong growth but decelerated modestly from recent levels which weighed on the stock; and Alliance Data Systems Corp. (no longer held as of September 30, 2017) declined on concerns over the divergence of credit sales and receivables growth for its private label card business.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2017 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(1/2/87)
Equity Fund Class AAA	16.61%	12.40%	5.35%	9.17%	10.03%
S&P 500 Index	18.61	14.22	7.44	10.04	10.38(b)

In the current prospectuses dated January 27, 2017, the expense ratio for Class AAA Shares is 1.63%. See page 44 for the expense ratios for the year ended September 30, 2017. Class AAA Shares do not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)    S&P 500 Index since inception performance is as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund (Unaudited)

For twelve months ended September 30, 2017, the TETON Westwood Balanced Fund Class AAA Shares posted a return of 10.3%, net of expenses, versus the Bloomberg Barclays Government/Credit Bond Index return of (0.01%). The Fund’s return was less than a common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Bloomberg Barclays Capital Government/Credit Bond Index which returned 11.2%. See next page for additional performance information.

The unexpected Trump election victory ignited a rally in equities which continued through the first calendar quarter as policy expectations of tax reform, infrastructure spending, and easing regulatory burden solidified within an environment generally perceived as shifting towards pro-business.

Posting the strongest results in two years, second quarter GDP grew at an annualized rate of 3.1%, propelled by consumer spending. Serving to underscore a central 3% growth target, this overlapped the unveiling of President Trump’s “MAGAnomics” plan (Make-America-Great-Again economics), with tax reform seen as the most concrete policy goal for the calendar year. However, mirroring the narrative of unpredictable bouts of political chaos in Washington, a string of destructive hurricanes threatened near term economic hopes, inflicting devastation upon the Caribbean, Houston, and Florida.

During the last quarter of the fiscal year ended September 30, 2017, the equity markets again posted strong gains with limited volatility. The S&P 500 saw the lowest average daily change, +0.3%, in nearly 50 years. The S&P rose for the eighth consecutive quarter and eleventh straight month with only one down month in the last nineteen months. Growth continued to outperform value as it has since the year began though small caps outpaced large caps for the first time this year.

TETON Westwood Balanced Fund benefited from its overweight position in corporate credit relative to the benchmark during the year ended September 2017. Investment Grade Credit Spreads tightened by approximately 40 basis points during the period causing corporates to outperform duration matched Treasury and U.S Agency positons. The Portfolio was overweight to both Financial and Industrial Sector Corporates which provided relative gains versus the benchmark. The portfolio was underweight duration or interest rate risk versus the benchmark which proved to be a contributor as longer dated positions underperformed during the period.

Our top contributor for the period was JPMorgan Chase & Co., 6.3%, 04/23/19 (2.3% of net assets as of September 30, 2017). Other top contributors were short and intermediate maturity corporates: AT&T Inc., 2.3%, 03/11/19 (0.9%), Morgan Stanley 3.7%, 10/23/24 (0.9%), and Aetna Inc., 3.5%, 11/15/24 (0.9%).

Detracting from performance were intermediate maturity Treasury and U.S. Agency positions; U.S. Treasury, 2.250%, 11/15/24 (1.5%), U.S. Treasury, 1.625%, 02/15/26 (1.2%), Fannie Mae, 2.625%, 09/06/24 (1.7%), and lastly, a U.S. Treasury, 2.000%, 02/15/2025 (0.0%), position.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2017 (a) (Unaudited)
					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/1/91)
Balanced Fund Class AAA	10.34%	8.17%	4.79%	7.06%	8.37%
Bloomberg Barclays Government/Credit Bond Index	(0.01)	2.10	4.34	4.28	5.82(b)
S&P 500 Index	18.61	14.22	7.44	10.04	9.68(b)
60% S&P 500 Index and 40% Bloomberg Barclays Government/Credit Bond Index (c)	11.16	9.37	6.20	7.74	8.14

In the current prospectuses dated January 27, 2017, the expense ratio for Class AAA Shares is 1.35%. See page 45 for the expense ratios for the year ended September 30, 2017. Class AAA Shares do not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Teton Advisors, Inc. (the “Adviser”) reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)    S&P 500 Index and Bloomberg Barclays Government/Credit Bond Index since inception performances are as of September 30, 1991.

(c)    The Blended Index consists of a blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays Government/Credit Bond Index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Intermediate Bond Fund (Unaudited)

For the year ended September 30, 2017, the TETON Westwood Intermediate Bond Fund NAV per Class AAA Share decreased (1.2)% compared with the Bloomberg Barclays Government/Credit Bond Index which was down (0.01)%. See below for additional performance information.

During the fourth quarter of 2016, the opening quarter of the Fund’s fiscal year, investment grade bonds reported the worst quarterly loss in more than two decades as inflation and growth expectations surged following the U.S. election. In fact, Treasury yields began drifting higher earlier in the in the quarter based on expectations that U.S. central bank stimulus was approaching its limitations. Bond prices fell, reflecting expectations of increased deficit spending and increased growth based on reduced business regulation and lower corporate and individual tax rates.

Investment grade bonds posted modest gains in the first calendar quarter of 2017, as returns were negative through the middle of March, but, a quarter end rally led to small profits for the period. The bullish sentiment following the November election lost steam late in the first quarter as Congress failed to pass healthcare reform. Investors interpreted the healthcare setback as likely to delay personal and corporate tax relief which tempered growth expectations. The yield on the 10 year Treasury fell slightly from 2.44% to 2.39% during the quarter. Investment grade credit spreads tightened by roughly 10 basis points during the quarter causing duration matched corporate bonds to outperform Treasuries. The U.S. Treasury yield curve flattened as the yield differential between 10 year and 2 year Treasuries compressed.

Total returns on investment grade bonds posted strong gains in the Fund’s third fiscal quarter. Treasury market strength was caused by several developments: disappointing economic data (specifically inflation and retail sales readings), further delays in tax and healthcare reform, falling energy prices, and continued monetary stimulus from foreign central banks (specifically the Bank of Japan, European Central Bank, and Bank of England). U.S. inflation data (via the Consumer Price Index) came in weaker than expected in April, May, and June. The yield on the 10 year Treasury fell from 2.39% to 2.31% during the quarter. Investment grade credit spreads tightened by roughly 7 basis points during the quarter causing duration matched corporate bonds to outperform Treasuries. Inflation expectations fell during the quarter causing nominal Treasuries to outperform TIPs (Treasury Inflation Protected Securities).

Investment grade bonds posted solid gains for the quarter ended September 30, 2017. Treasury yields fell in July and August, but rose again in September. Even against a backdrop which included: a trifecta of massive hurricanes, elevated geopolitical tensions and name calling, and the defeat of yet another attempted repeal of “ObamaCare”, market sentiment generally swung positive benefiting from subsiding macro-economic concerns, cautious optimism over a potential GOP tax plan, and firmer oil prices. U.S. inflation data (via the Consumer Price Index) came in weaker than expected in both July and August, but surprised to the upside in September. In July, the Federal Reserve elected to hold short term interest rates steady, while saying that job gains had been solid and inflation remained low.

The top five contributors to fiscal year Fund performance included the long U.S. Treasury, 2.5%, 02/15/45 (4.0% of net assets as of September 30, 2017) and four intermediate maturity corporate notes: Ford Motor Credit Co. LLC, 1.72%, 12/06/17 (3.1%), Citigroup Inc., 1.80%, 02/05/18 (3.1%), General Motors Co., 3.5%, 10/02/18 (3.0%), and JPMorgan Chase & Co., 6.30%, 04/23/19 (2.6%).

Detracting the most from performance were three U.S. Treasury notes: U.S. Treasury, 1.620%, 02/15/26 (5.8%), U.S Treasury, 2.250%, 11/15/24 (sold as of September 30, 2017), and U.S. Treasury, 2.000%, 02/15/22 (sold).

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2017 (a) (Unaudited)

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/1/91)
Intermediate Bond Fund Class AAA	(1.18)%	0.55%	2.76%	2.70%	4.52%
Bloomberg Barclays Government/Credit Bond Index	(0.01)	2.10	4.34	4.28	5.82(b)

In the current prospectuses dated January 27, 2017 as amended July 5, 2017, the gross expense ratio for AAA Shares is 1.44%. The net expense ratio is 1.02%, after contractual reimbursements by Teton Advisors, Inc., (the “Adviser”) in place through January 31, 2019. See page 46 for the expense ratios for the year ended September 30, 2017. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Bloomberg Barclays Government/Credit Bond Index since inception performance is as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BLOOMBERG BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2017 through September 30, 2017

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table on page 15 illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2017.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2017 through September 30, 2017

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending	Annualized	Expenses	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During	Account Value	Account Value	Expense	Paid During
	04/01/17	09/30/17	Ratio	Period*	04/01/17	09/30/17	Ratio	Period*

TETON Westwood Mighty MitesSM Fund
Class AAA	$1,000.00	$1,115.20	1.43%	$ 7.58	$1,000.00	$1,017.90	1.43%	$ 7.23
Class A	$1,000.00	$1,114.10	1.68%	$ 8.90	$1,000.00	$1,016.65	1.68%	$ 8.49
Class C	$1,000.00	$1,110.90	2.18%	$11.54	$1,000.00	$1,014.14	2.18%	$11.01
Class I	$1,000.00	$1,116.40	1.18%	$ 6.26	$1,000.00	$1,019.15	1.18%	$ 5.97
Class T	$1,000.00	$1,080.80	1.41%	$ 3.54**	$1,000.00	$1,018.00	1.41%	$ 7.13

TETON Westwood SmallCap Equity Fund
Class AAA	$1,000.00	$1,081.50	1.25%	$ 6.52	$1,000.00	$1,018.80	1.25%	$ 6.33
Class A	$1,000.00	$1,080.10	1.50%	$ 7.82	$1,000.00	$1,017.55	1.50%	$ 7.59
Class C	$1,000.00	$1,077.70	2.00%	$10.42	$1,000.00	$1,015.04	2.00%	$10.10
Class I	$1,000.00	$1,083.00	1.00%	$ 5.22	$1,000.00	$1,020.05	1.00%	$ 5.06
Class T	$1,000.00	$1,080.90	1.25%	$ 3.14**	$1,000.00	$1,018.00	1.25%	$ 6.33

TETON Westwood Mid-Cap Equity Fund
Class AAA	$1,000.00	$1,031.00	1.05%	$ 5.35	$1,000.00	$1,019.80	1.05%	$ 5.32
Class A	$1,000.00	$1,028.90	1.30%	$ 6.61	$1,000.00	$1,018.55	1.30%	$ 6.58
Class C	$1,000.00	$1,026.30	1.80%	$ 9.14	$1,000.00	$1,016.04	1.80%	$ 9.10
Class I	$1,000.00	$1,032.20	0.80%	$ 4.08	$1,000.00	$1,021.06	0.80%	$ 4.05

TETON Convertible Securities Fund
Class AAA	$1,000.00	$1,070.30	1.15%	$ 5.97	$1,000.00	$1,019.30	1.15%	$ 5.82
Class A	$1,000.00	$1,068.10	1.40%	$ 7.26	$1,000.00	$1,018.05	1.40%	$ 7.08
Class C	$1,000.00	$1,066.40	1.90%	$ 9.84	$1,000.00	$1,015.54	1.90%	$ 9.60
Class I	$1,000.00	$1,057.60	0.90%	$ 4.64	$1,000.00	$1,020.56	0.90%	$ 4.56

TETON Westwood Equity Fund
Class AAA	$1,000.00	$1,072.00	1.62%	$ 8.41	$1,000.00	$1,016.95	1.62%	$ 8.19
Class A	$1,000.00	$1,070.60	1.87%	$ 9.71	$1,000.00	$1,015.69	1.87%	$ 9.45
Class C	$1,000.00	$1,067.50	2.37%	$12.28	$1,000.00	$1,013.19	2.37%	$11.96
Class I	$1,000.00	$1,073.10	1.37%	$ 7.12	$1,000.00	$1,018.20	1.37%	$ 6.93

TETON Westwood Balanced Fund
Class AAA	$1,000.00	$1,052.80	1.33%	$ 6.84	$1,000.00	$1,018.40	1.33%	$ 6.73
Class A	$1,000.00	$1,051.80	1.58%	$ 8.13	$1,000.00	$1,017.15	1.58%	$ 7.99
Class C	$1,000.00	$1,049.60	2.08%	$10.69	$1,000.00	$1,014.64	2.08%	$ 10.50
Class I	$1,000.00	$1,054.80	1.09%	$ 5.61	$1,000.00	$1,019.60	1.09%	$ 5.52

TETON Westwood Intermediate Bond Fund
Class AAA	$1,000.00	$1,010.60	1.00%	$ 5.04	$1,000.00	$1,020.05	1.00%	$ 5.06
Class A	$1,000.00	$1,009.20	1.10%	$ 5.54	$1,000.00	$1,019.55	1.10%	$ 5.57
Class C	$1,000.00	$1,006.20	1.75%	$ 8.80	$1,000.00	$1,016.29	1.75%	$ 8.85
Class I	$1,000.00	$1,011.00	0.75%	$ 3.78	$1,000.00	$1,021.31	0.75%	$ 3.80

*	Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

**	Class T Shares use a beginning account value date of 07/05/17, and Class T Share expenses are equal to the Funds’ annualized expense ratio for the period since inception multiplied by the number of days since inception (88 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2017:

TETON Westwood Mighty MitesSM Fund

U.S. Government Obligations	17.5%
Diversified Industrial	9.6%
Health Care	7.3%
Equipment and Supplies	6.1%
Financial Services	5.7%
Food and Beverage	4.0%
Machinery	3.2%
Automotive: Parts and Accessories	3.2%
Business Services	3.2%
Electronics	3.1%
Aerospace and Defense	3.0%
Telecommunications	2.9%
Specialty Chemicals	2.8%
Consumer Products	2.7%
Hotels and Gaming	2.7%
Real Estate	2.2%
Building and Construction	1.8%
Restaurants	1.8%
Computer Software and Services	1.7%
Broadcasting	1.5%
Metals and Mining	1.5%
Publishing	1.3%
Aviation: Parts and Services	1.2%
Manufactured Housing and Recreational Vehicles	1.1%
Retail	1.1%

Entertainment	1.0%
Automotive	1.0%
Energy and Utilities: Water	1.0%
Environmental Control	0.9%
Semiconductors	0.6%
Consumer Services	0.6%
Energy and Utilities: Natural Gas	0.5%
Energy and Utilities: Services	0.4%
Communications Equipment	0.4%
Agriculture	0.2%
Airlines	0.2%
Energy and Utilities: Oil	0.2%
Paper and Forest Products	0.2%
Energy and Utilities: Integrated	0.2%
Energy and Utilities	0.1%
Closed-End Business Development Company	0.1%
Transportation	0.0%*
Energy and Utilities: Alternative Energy	0.0%*
Educational Services	0.0%*
Wireless Communications	0.0%*
Computer Hardware	0.0%*
Other Assets and Liabilities (Net)	0.2%

100.0%

*	Amount represents less than 0.05%.

TETON Westwood SmallCap Equity Fund

Financial Services	27.5%
Semiconductors	12.0%
Energy and Utilities	7.7%
Computer Software and Services	7.7%
Business Services	7.1%
Retail	5.9%
Health Care	5.3%
Specialty Chemicals	4.2%
Telecommunications	3.4%
Building and Construction	3.3%
Diversified Industrial	2.7%
Equipment and Supplies	2.5%

Electronics	2.4%
Automotive	2.0%
Consumer Products	2.0%
Machinery	1.0%
Environmental Control	0.8%
Communications	0.8%
U.S. Government Obligations	0.8%
Aerospace	0.7%
Other Assets and Liabilities (Net)	0.2%

100.0%

TETON Westwood Mid-Cap Equity Fund

Financials	22.2%
Information Technology	16.6%
Consumer Discretionary	13.8%
Industrials	13.6%
Health Care	10.5%
Energy	9.4%

U.S. Treasury Bills	8.3%
Materials	3.1%
Consumer Staples	2.8%
Other Assets and Liabilities (Net)	(0.3)%

100.0%

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Convertible Securities Fund

Computer Software and Services	17.7%
Semiconductors	16.1%
Health Care	13.9%
Communications Equipment	5.2%
Financial Services	5.1%
Consumer Services	4.8%
Building and Construction	3.8%
Transportation	3.6%
Energy and Utilities: Integrated	3.5%
Real Estate Investment Trusts	3.2%
U.S. Treasury Bills	3.0%
Consumer Products	3.0%
Aerospace and Defense	2.5%

Cable and Satellite	2.3%
Entertainment	2.3%
Aviation: Parts and Services	2.2%
Business Services	2.0%
Industrials	2.0%
Energy and Utilities: Services	1.9%
Diversified Industrial	1.9%
Agriculture	0.7%
Telecommunications	0.3%
Other Assets and Liabilities (Net)	(1.0)%

100.0%

TETON Westwood Equity Fund

Banking	13.7%
Health Care	12.9%
Food and Beverage	7.8%
Telecommunications	7.7%
Computer Software and Services	7.6%
Retail	6.3%
Financial Services	6.0%
Energy: Integrated	5.9%
Consumer Products	4.2%
Business Services	4.2%
Aerospace	4.2%
Energy and Energy Services	3.9%
Energy: Oil	2.2%

Diversified Industrial	2.2%
Transportation	2.2%
Specialty Chemicals	2.1%
Real Estate Investment Trusts	1.9%
Cable and Satellite	1.9%
Semiconductors	1.2%
Electronics	1.1%
Other Investment Companies	1.0%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

TETON Westwood Balanced Fund

Banking	12.6%
Health Care	11.7%
Financial Services	7.0%
Retail	6.3%
Telecommunications	6.0%
Food and Beverage	5.4%
Computer Software and Services	5.2%
Consumer Products	5.1%
U.S. Treasury Notes	4.6%
Energy: Integrated	4.4%
Electronics	3.2%
Aerospace	3.1%
Business Services	3.0%
Diversified Industrial	2.9%
Federal Home Loan Mortgage Corp.	2.6%

Energy and Energy Services	2.5%
Energy: Oil	2.3%
Federal National Mortgage Association	1.7%
U.S. Treasury Inflation Indexed Notes	1.6%
Specialty Chemicals	1.5%
Transportation	1.5%
Real Estate Investment Trusts	1.4%
Cable and Satellite	1.3%
Other Investment Companies	1.2%
Computer Hardware	1.0%
Semiconductors	0.8%
Other Assets and Liabilities (Net)	0.1%

100.0%

TETON Westwood Intermediate Bond Fund

Corporate Bonds	62.2%
U.S. Government Obligations	21.7%
U.S. Government Agency Obligations	17.4%
Other Assets and Liabilities (Net)	(1.3)%

100.0%

TETON Westwood Mighty MitesSM Fund

Schedule of Investments — September 30, 2017

Shares		Cost	Market Value

	COMMON STOCKS — 81.5%
	Aerospace and Defense — 3.0%
1,128,400	Aerojet Rocketdyne Holdings Inc.†	$5,264,627	$39,505,284
15,000	Chemring Group plc	35,977	36,180
123,000	Innovative Solutions & Support Inc.†	472,250	447,720
7,000	Kratos Defense & Security Solutions Inc.†	42,963	91,560

		5,815,817	40,080,744

	Agriculture — 0.2%
500,000	Black Earth Farming Ltd., SDR.	4,345	3,131
225	J.G. Boswell Co.	144,676	154,350
138,575	Limoneira Co.	2,652,793	3,210,783

		2,801,814	3,368,264

	Airlines — 0.2%
60,000	American Airlines Group Inc.	24,466	2,849,400
225,000	American Airlines Group Inc., Escrow†	3,288	309,375

		27,754	3,158,775

	Automotive — 1.0%
27,200	Lithia Motors Inc., Cl. A	517,533	3,272,432
20,000	Navistar International Corp.†	152,109	881,400
29,605	Rush Enterprises Inc., Cl. A†	545,615	1,370,415
104,005	Rush Enterprises Inc., Cl. B†	1,800,199	4,536,698
66,500	Sonic Automotive Inc., Cl. A	849,600	1,356,600
70,000	Wabash National Corp.	132,194	1,597,400

		3,997,250	13,014,945

	Automotive: Parts and Accessories — 3.0%
6,000	China Automotive Systems Inc.†	34,007	31,200
105,000	Dana Inc.	624,231	2,935,800
10,000	Douglas Dynamics Inc.	309,290	394,000
400,000	Federal-Mogul Holdings Corp.†(a)	3,578,148	4,000,000
13,400	Gentherm Inc.†	194,890	497,810
15,000	Jason Industries Inc.†	73,788	23,850
326,600	Modine Manufacturing Co.†	3,367,217	6,287,050
24,000	Motorcar Parts of America Inc.†	315,465	707,040
60,000	Puradyn Filter Technologies Inc.†	13,098	5,100
73,000	Shiloh Industries Inc.†	1,002,673	759,200
122,200	Standard Motor Products Inc.	1,271,525	5,896,150
177,700	Strattec Security Corp.	4,420,738	7,267,930
480,000	Superior Industries International Inc.	8,912,607	7,992,000
37,000	Tenneco Inc.	115,032	2,244,790
35,000	Titan International Inc.	297,192	355,250
33,425	Tower International Inc.	736,834	909,160

		25,266,735	40,306,330

	Aviation: Parts and Services — 1.2%
13,500	Astronics Corp.†	96,483	401,625
19,019	Astronics Corp., Cl. B†	131,688	566,291
125,642	Ducommun Inc.†	2,158,735	4,026,826
197,301	Kaman Corp.	5,011,314	11,005,450

		7,398,220	16,000,192

	Broadcasting — 1.5%
725,000	Beasley Broadcast Group Inc., Cl. A(b)	3,825,765	8,482,500
80,000	Entercom Communications Corp., Cl. A	179,276	916,000
255,500	Gray Television Inc.†	279,902	4,011,350
80,042	Gray Television Inc., Cl. A†	530,550	1,040,546

Shares		Cost	Market Value
8,300	Hemisphere Media Group Inc.†	$120,053	$99,185
620,008	Salem Media Group Inc.	2,974,213	4,092,053
33,000	Sinclair Broadcast Group Inc., Cl. A	53,667	1,057,650
94,000	Townsquare Media Inc., Cl. A†	911,728	940,000
41,675	Videocon d2h Ltd., ADR†	265,893	370,908

		9,141,047	21,010,192

	Building and Construction — 1.8%
230,400	Armstrong Flooring Inc.†	4,359,280	3,628,800
141,000	Gibraltar Industries Inc.†	3,237,843	4,392,150
14,000	Herc Holdings Inc.†	525,646	687,820
865,000	Huttig Building Products Inc.†	1,008,362	6,106,900
107,074	MYR Group Inc.†	2,422,367	3,120,136
99,800	The Monarch Cement Co.	2,640,816	6,487,000

		14,194,314	24,422,806

	Business Services — 3.2%
207,884	Ascent Capital Group Inc., Cl. A†	5,190,047	2,710,807
1,250	Cenveo Inc.†	8,765	4,387
570	Clear Channel Outdoor Holdings Inc., Cl. A	2,177	2,651
1,997	Du-Art Film Labs Inc.†	338,803	379,430
705,520	Edgewater Technology Inc.†(b)	2,293,833	4,599,990
308,804	Gerber Scientific Inc., Escrow†(a)	0	0
101,271	GP Strategies Corp.†	928,058	3,124,210
23,300	ICF International Inc.†	558,939	1,257,035
1,401,000	Internap Corp.†	4,234,860	6,094,350
32,029	KAR Auction Services Inc.	443,660	1,529,064
8,000	Landauer Inc.	282,324	538,400
16,000	Macquarie Infrastructure Corp.	84,561	1,154,880
4,560	Matthews International Corp., Cl. A	200,594	283,860
4,000	MaxPoint Interactive Inc.†	54,820	55,560
20,000	McGrath RentCorp.	535,869	875,000
115,000	MDC Partners Inc., Cl. A†	743,033	1,265,000
1,639,800	ModusLink Global Solutions Inc.†	5,674,145	3,082,824
20,000	MoneyGram International Inc.†	318,379	322,200
3,000	Pendrell Corp.†	48,782	20,490
299,362	PFSweb Inc.†	1,800,095	2,499,673
158,259	PRGX Global Inc.†	922,178	1,107,813
322,800	Pure Technologies Ltd.	1,507,350	1,337,508
67,524	Safeguard Scientifics Inc.†	1,024,260	901,445
45,000	Scientific Games Corp., Cl. A†	377,499	2,063,250
500	Stamps.com Inc.†	6,278	101,325
395,000	Team Inc.†	7,936,219	5,273,250
22,000	Trans-Lux Corp.†	111,871	24,750
37,282	Viad Corp.	993,885	2,270,474

		36,621,284	42,879,626

	Closed-End Business Development Company — 0.1%
134,300	MVC Capital Inc.	1,294,504	1,344,343

	Communications Equipment — 0.4%
440,598	Communications Systems Inc.	3,919,634	1,841,700
275,000	Extreme Networks Inc.†	946,476	3,269,750
30,000	ViewCast.com Inc.†	14,100	69

		4,880,210	5,111,519

	Computer Hardware — 0.0%
10,000	Violin Memory Inc.†(a)	6,812	0

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Software and Services — 1.7%
200,913	American Software Inc., Cl. A	$1,877,685	$2,282,372
65,000	Avid Technology Inc.†	638,597	295,100
317,000	Callidus Software Inc.†	1,754,441	7,814,050
79,687	Carbonite Inc.†	914,787	1,753,114
2,000	Cinedigm Corp., Cl. A†	20,926	2,900
5,000	CommerceHub Inc., Cl. A†	76,259	112,850
15,000	CommerceHub Inc., Cl. C†	224,758	320,250
156,000	comScore Inc.†	4,625,453	4,485,000
28,000	Datawatch Corp.†	231,158	323,400
84,801	Digi International Inc.†	958,168	898,891
700,000	FalconStor Software Inc.†	2,056,497	172,900
1,410	Gemalto NV	8,172	62,984
14,001	Genius Brands International Inc.†	78,920	57,684
20,000	GSE Systems Inc.†	109,966	71,000
144,267	iGO Inc.†	484,473	410,829
10,000	Materialise NV, ADR†	58,532	145,600
35,500	Mercury Systems Inc.†	282,814	1,841,740
67,500	Mitek Systems Inc.†	199,734	641,250
5,502	MTS Systems Corp.	257,882	294,082
2,000	Qualstar Corp.†	17,642	13,420
190,389	Qumu Corp.†	2,225,329	573,071
3,400	Tyler Technologies Inc.†	37,768	592,688

		17,139,961	23,165,175

	Consumer Products — 2.7%
127,200	Acme United Corp.	2,271,327	2,925,600
182,300	Bassett Furniture Industries Inc.	3,108,354	6,872,710
2,000	Brunswick Corp.	30,085	111,940
96,387	Callaway Golf Co.	833,454	1,390,864
600,000	Goodbaby International Holdings Ltd.	280,909	331,046
10,000	Johnson Outdoors Inc., Cl. A	219,302	732,800
12,211	Lakeland Industries Inc.†	119,079	172,175
812,400	Marine Products Corp.	5,884,123	13,039,020
77,449	MarineMax Inc.†	998,299	1,281,781
1,200	National Presto Industries Inc.	90,916	127,740
106,031	Nautilus Inc.†	1,160,208	1,791,924
128,300	Oil-Dri Corp. of America	2,285,450	6,277,719
5,700	PC Group Inc.†(a)	3,465	26
4,000,000	Playmates Holdings Ltd.	481,613	583,747
10,000	Sequential Brands Group Inc.† .	115,722	29,900
8,540	Standard Diversified Opportunities Inc., Cl. A†	103,473	92,232
8,540	Standard Diversified Opportunities Inc., Cl. B†	103,473	92,232
25,000	Stanley Furniture Co Inc.	59,855	29,500
88,600	ZAGG Inc.†	623,324	1,395,450

		18,772,431	37,278,406

	Consumer Services — 0.6%
523,846	1-800-Flowers.com Inc., Cl. A†	1,883,070	5,159,883
90,679	Angie’s List Inc.†	555,911	1,129,860
64,700	Bowlin Travel Centers Inc.†	87,196	133,929
5,000	Carriage Services Inc.	125,063	128,000
800	Collectors Universe Inc.	0	19,176
74,991	XO Group Inc.†	732,512	1,475,073

		3,383,752	8,045,921

	Diversified Industrial — 9.6%
9,292	American Railcar Industries Inc.	147,177	358,671
470,000	Ampco-Pittsburgh Corp.	9,446,505	8,178,000
255,500	Burnham Holdings Inc., Cl. A(b)	4,105,709	3,832,500
95,133	Chase Corp.	1,420,519	10,597,816
113,300	Columbus McKinnon Corp.	1,858,806	4,290,671
446,598	FormFactor Inc.†	3,111,209	7,525,176

Shares		Cost	Market Value

34,600	Graham Corp.	$563,893	$720,718
422,703	Griffon Corp.	4,604,157	9,384,007
17,954	Handy & Harman Ltd.†	457,469	584,403
25,000	Haulotte Group SA	134,090	472,757
30,000	Haynes International Inc.	1,399,060	1,077,300
7,000	Innophos Holdings Inc.	207,318	344,330
314,509	Insignia Systems Inc.	914,190	339,670
220,030	Intevac Inc.†	999,724	1,859,253
87,649	John Bean Technologies Corp.	2,567,582	8,861,314
10,000	K2M Group Holdings Inc.†	178,121	212,100
840,000	Katy Industries Inc.†(a)(b)	250,455	10,878
93,000	L.B. Foster Co., Cl. A	1,595,202	2,115,750
266,714	Lawson Products Inc.†	3,779,292	6,721,193
85,000	LSB Industries Inc.†	592,644	674,900
109,949	Lydall Inc.†	1,101,503	6,300,078
9,500	MSA Safety Inc.	306,832	755,345
612,900	Myers Industries Inc.	8,029,769	12,840,255
261,757	Napco Security Technologies Inc.†	1,591,080	2,539,043
171,900	Park-Ohio Holdings Corp.	3,449,605	7,838,640
25,080	Raven Industries Inc.	497,955	812,592
66,666	Rubicon Ltd.†	37,762	9,149
18,699	RWC Inc.†(a)	306,532	213,356
28,000	Standex International Corp.	928,588	2,973,600
623,046	Steel Partners Holdings LP	10,035,498	11,464,046
507,600	Tredegar Corp.	8,696,788	9,136,800
338,069	Twin Disc Inc.†	5,794,595	6,291,464

		79,109,629	129,335,775

	Educational Services — 0.0%
75,000	Universal Technical Institute Inc.†	670,172	260,250

	Electronics — 3.1%
28,000	Badger Meter Inc.	477,554	1,372,000
175,300	Bel Fuse Inc., Cl. A(b)	3,256,718	4,662,980
348,500	CTS Corp.	2,951,627	8,398,850
70,000	Daktronics Inc.	686,143	739,900
80,389	Electro Scientific Industries Inc.†	721,764	1,119,015
63,771	EMRISE Corp.†(a)	0	0
31,000	IMAX Corp.†	132,791	702,150
20,000	Iteris Inc.†	32,200	133,000
140,000	Kimball Electronics Inc.†	851,108	3,031,000
185,000	Kopin Corp.†	659,531	771,450
34,300	Mesa Laboratories Inc.	906,643	5,121,676
28,800	Methode Electronics Inc.	168,005	1,219,680
133,228	Park Electrochemical Corp.	2,142,646	2,464,718
94,541	Schmitt Industries Inc.†	240,340	179,628
7,037	Sparton Corp.†	119,633	163,329
298,824	Stoneridge Inc.†	2,477,219	5,919,703
16,000	Stratasys Ltd.†	274,798	369,920
157,000	Ultra Clean Holdings†	478,219	4,807,340
25,000	Ultralife Corp.†	96,124	168,750

		16,673,063	41,345,089

	Energy and Utilities: Alternative Energy — 0.0%
39,200	JA Solar Holdings Co. Ltd., ADR†	339,814	298,704

	Energy and Utilities: Integrated — 0.2%
89,440	Broadwind Energy Inc.†	563,104	289,786
36,000	MGE Energy Inc.	848,987	2,325,600

		1,412,091	2,615,386

	Energy and Utilities: Natural Gas — 0.5%
335,000	Alvopetro Energy Ltd.†	253,270	59,066
33,250	Chesapeake Utilities Corp.	599,479	2,601,813
108,684	Corning Natural Gas Holding Corp.	1,015,904	2,019,349

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Natural Gas (Continued)
390,181	Gulf Coast Ultra Deep Royalty Trust†	$248,298	$17,558
65,850	RGC Resources Inc.	573,803	1,881,335
2,333	US Energy Corp. Wyoming†	50,124	1,752
10,000	Whitecap Resources Inc.	84,862	77,740

		2,825,740	6,658,613

	Energy and Utilities: Oil — 0.2%
244,844	Callon Petroleum Co.†	1,971,677	2,752,047
57,900	Tesco Corp.†	503,333	315,555

		2,475,010	3,067,602

	Energy and Utilities: Services — 0.4%
3,938	Archer Ltd.†	2,839	5,933
16,000	Dawson Geophysical Co.†	133,607	72,480
30,904	Flotek Industries Inc.†	337,610	143,704
225,000	Layne Christensen Co.†	2,326,235	2,823,750
87,500	RPC Inc.	159,107	2,169,125
7,100	Subsea 7 SA, ADR	25,056	117,008

		2,984,454	5,332,000

	Energy and Utilities: Water — 1.0%
24,526	Artesian Resources Corp., Cl. A	491,905	927,083
45,174	Cadiz Inc.†	518,835	573,710
24,800	California Water Service Group	478,223	946,120
4,000	Connecticut Water Service Inc.	135,142	237,200
66,000	Consolidated Water Co. Ltd.	717,506	844,800
68,000	Energy Recovery Inc.†	280,443	537,200
29,933	Middlesex Water Co.	579,145	1,175,469
50,000	Mueller Water Products Inc., Cl. A	556,279	640,000
98,904	SJW Group	2,474,399	5,597,966
44,037	The York Water Co.	719,093	1,492,854

		6,950,970	12,972,402

	Entertainment — 1.0%
368,100	Canterbury Park Holding Corp.(b)	3,783,689	4,546,035
615,000	Dover Motorsports Inc.	1,504,442	1,260,750
818,763	Entravision Communications Corp., Cl. A	2,453,342	4,666,949
12,000	National CineMedia Inc.	66,286	83,760
388,683	RLJ Entertainment Inc.†	940,239	1,375,938
50,000	SFX Entertainment Inc.†(a)	2,750	0
426,100	Sportech plc†	469,474	556,699
34,000	World Wrestling Entertainment Inc., Cl. A	509,340	800,700

		9,729,562	13,290,831

	Environmental Control — 0.9%
500	AquaVenture Holdings Ltd.†	7,933	6,750
7,500	BQE Water Inc.†	12,419	346
589,228	Casella Waste Systems Inc., Cl. A†	2,796,508	11,077,486
17,720	Ceco Environmental Corp.	251,406	149,911
107,700	Hudson Technologies Inc.†	387,751	841,137
13,060	Primo Water Corp.†	157,537	154,761
200	Primo Water Corp., Escrow†	1,538	2,370

		3,615,092	12,232,761

	Equipment and Supplies — 6.1%
17,000	Amtech Systems Inc.†	178,849	203,660
20,000	AZZ Inc.	716,820	974,000
99,111	Berry Global Group Inc.†	3,466,692	5,614,638
162,400	CIRCOR International Inc.	5,806,086	8,839,432

Shares		Cost	Market Value
298,500	Core Molding Technologies Inc.	$2,259,492	$6,549,090
728,000	Federal Signal Corp.	5,253,332	15,491,840
300,000	Interpump Group SpA	2,193,883	9,332,230
583,000	Kimball International Inc., Cl. B	6,116,502	11,525,910
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	330,060
10,319	Mitcham Industries Inc.†	48,614	36,013
2,000	Neff Corp., Cl. A†	18,318	50,000
20,103	Powell Industries Inc.	750,311	602,889
354,669	The Eastern Co.(b)	6,516,754	10,179,000
123,000	The Gorman-Rupp Co.	2,770,252	4,006,110
40,000	The Greenbrier Companies Inc.	831,325	1,926,000
348,498	The L.S. Starrett Co., Cl. A(b)	4,063,539	3,101,632
130,233	Titan Machinery Inc.†	2,133,152	2,022,518
133,200	TransAct Technologies Inc.	602,898	1,298,700
37,000	Vicor Corp.†	296,024	873,200

		44,130,960	82,956,922

	Financial Services — 5.2%
3,300	Alimco Financial Corp.†	66,300	40,194
49,400	Anchor Bancorp.†	508,737	1,222,650
20,000	Atlantic American Corp.	75,277	63,000
25,908	Atlantic Capital Bancshares Inc.†	483,233	470,230
17,000	Berkshire Bancorp Inc.†	219,944	196,350
9,246	Berkshire Hills Bancorp Inc.	154,043	358,283
4,532	BKF Capital Group Inc.†	31,877	38,522
75	Burke & Herbert Bank and Trust Co.	95,726	171,563
4	Capital Financial Holdings Inc.†	35,200	5,450
6,791	Capitol Federal Financial Inc.	75,244	99,828
18,200	Citizens & Northern Corp.	357,816	446,992
102,339	CoBiz Financial Inc.	1,159,544	2,009,938
28,800	Crazy Woman Creek Bancorp Inc.	497,983	481,968
35,800	Dime Community Bancshares Inc.	576,823	769,700
1,130	Farmers & Merchants Bank of Long Beach	6,228,964	8,814,000
40,000	Farmers National Banc Corp.	333,870	602,000
12,018	Fidelity Southern Corp.	84,448	284,106
32,000	First Internet Bancorp	661,348	1,033,600
591,270	Flushing Financial Corp.	9,657,924	17,572,544
75,600	FNB Corp.	736,188	1,060,668
10	Guaranty Corp., Cl. A†(a)	137,500	400,000
183,860	Hallmark Financial Services Inc.†	1,609,508	2,134,615
15,000	Hancock Holding Co.	190,783	726,750
13,800	Heritage Commerce Corp.	114,043	196,374
30,000	HomeStreet Inc.†	300,000	810,000
80,546	Hope Bancorp Inc.	861,116	1,426,470
34,400	ICC Holdings Inc.†	394,036	610,600
90,843	KKR & Co. LP	49,912	1,846,838
18,400	LendingTree Inc.†	464,925	4,497,880
165,000	Medallion Financial Corp.	961,354	358,050
8,255	New York Community Bancorp Inc.	104,605	106,407
4,197	Northrim BanCorp Inc.	91,497	146,685
21,300	OceanFirst Financial Corp.	395,540	585,537
40,000	Oritani Financial Corp.	412,856	672,000
158,000	Pzena Investment Management Inc., Cl. A	1,274,500	1,720,620
36,971	Renasant Corp.	414,186	1,586,056
4,540	Security National Corp.	412,718	499,400
8,842	SI Financial Group Inc.	101,241	132,188

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
85,000	Silvercrest Asset Management Group Inc., Cl. A	$1,171,743	$1,236,750
2,995	South State Corp.	226,349	269,700
20,594	Southwest Bancorp Inc.	370,915	567,365
675,000	Sprott Inc.	1,860,258	1,141,455
24,700	State Bank Financial Corp.	460,305	707,655
122,503	Sterling Bancorp	1,238,753	3,019,699
70,000	TheStreet Inc.†	135,394	75,600
2,000	Thomasville Bancshares Inc.	66,207	79,600
10,000	TriState Capital Holdings Inc.†.	98,183	229,000
55,000	TrustCo Bank Corp NY	253,000	489,500
127,100	United Financial Bancorp Inc.	1,749,440	2,324,659
33,089	Value Line Inc.	326,193	583,028
45,900	Washington Trust Bancorp Inc.	1,029,683	2,627,775
82,200	Waterstone Financial Inc.	876,303	1,602,900
87,100	Western New England Bancorp Inc.	746,912	949,390
655,000	Wright Investors’ Service Holdings Inc.†	761,354	245,625
13,200	Xenith Bankshares Inc.†	127,500	429,000

		41,829,301	70,776,757

	Food and Beverage — 4.0%
87,600	Andrew Peller Ltd., Cl. A	366,944	843,179
60,000	Calavo Growers Inc.	1,819,781	4,392,000
110,000	Cott Corp.	748,495	1,651,100
525,000	Crimson Wine Group Ltd.†	4,768,847	5,643,750
206,013	Farmer Brothers Co.†	4,137,450	6,767,527
1,700	Hanover Foods Corp., Cl. A	165,267	159,800
300	Hanover Foods Corp., Cl. B	28,206	31,125
457,331	Inventure Foods Inc.†	3,045,155	2,144,882
85,000	Iwatsuka Confectionery Co. Ltd.	4,139,177	3,897,800
1,500	J & J Snack Foods Corp.	21,623	196,950
22,531	John B Sanfilippo & Son Inc.	1,052,454	1,516,562
162,931	Lifeway Foods Inc.†	1,651,594	1,450,086
240,961	Massimo Zanetti Beverage Group SpA	2,415,524	2,477,675
71,900	MGP Ingredients Inc.	1,431,993	4,359,297
15,600	Rock Field Co. Ltd.	125,557	276,717
5,900	Scheid Vineyards Inc., Cl. A†	89,940	351,050
243,600	Snyder’s-Lance Inc.	5,677,399	9,290,904
311,664	SunOpta Inc.†	2,423,205	2,711,477
8,500	The Boston Beer Co. Inc., Cl. A†	288,591	1,327,700
79,000	The Hain Celestial Group Inc.†	813,450	3,250,850
270,000	Tingyi (Cayman Islands) Holding Corp.	393,787	406,472
295,000	Vitasoy International Holdings Ltd.	161,353	657,100
23,000	Willamette Valley Vineyards Inc.†	88,087	181,240

		35,853,879	53,985,243

	Health Care — 7.3%
32,960	Accuray Inc.†	244,893	131,840
2,600	AcelRx Pharmaceuticals Inc.†	19,444	11,960
5,000	Achillion Pharmaceuticals Inc.†	19,520	22,450
24,000	AngioDynamics Inc.†	294,826	410,160
341,461	Biolase Inc.†	449,404	205,833
675,100	BioScrip Inc.†	1,257,314	1,856,525
500	BioSpecifics Technologies Corp.†	19,466	23,260
143,100	BioTelemetry Inc.†	1,000,358	4,722,300
8,200	Boiron SA	138,640	731,710

Shares		Cost	Market Value

65,200	Cantel Medical Corp.	$764,514	$6,139,884
111,100	Cardiovascular Systems Inc.†	1,885,169	3,127,465
14,000	CareDx Inc.†	80,937	51,800
68,000	Cempra Inc.†	644,266	221,000
115,000	Cogentix Medical Inc.†	390,961	294,400
27,000	Collegium Pharmaceutical Inc.†	331,198	283,230
319,000	Cutera Inc.†	3,142,891	13,190,650
98,654	Electromed Inc.†	260,879	721,161
250,530	Exactech Inc.†	4,794,153	8,254,963
190,000	Exelixis Inc.†	361,950	4,603,700
50,000	Genesis Healthcare Inc.†	368,957	58,000
1,000	Harvard Bioscience Inc.†	3,352	3,750
11,000	Heska Corp.†	120,408	968,990
4,022	ICU Medical Inc.†	208,829	747,489
600,218	InfuSystems Holdings Inc.†	1,565,171	1,230,447
23,000	Integer Holdings Corp.†	479,237	1,176,450
178,617	IntriCon Corp.†	730,232	2,161,266
75,041	Invitae Corp.†	779,754	703,134
190,000	Kindred Healthcare Inc.	1,719,904	1,292,000
155,000	Meridian Bioscience Inc.	3,063,654	2,216,500
122,750	Neogen Corp.†	508,434	9,508,215
197,407	NeoGenomics Inc.†	711,413	2,197,140
8,333	Nuvectra Corp.†	77,269	110,496
43,700	Omega Protein Corp.	843,494	727,605
44,612	Omnicell Inc.†	732,122	2,277,443
240,000	OPKO Health Inc.†	1,580,980	1,646,400
45,200	Orthofix International NV†	965,181	2,135,700
5,000	Pain Therapeutics Inc.†	53,290	20,350
300	PhotoMedex Inc.†	593	345
2,500	PreMD Inc.†(a)	4,580	0
4,000	Progenics Pharmaceuticals Inc.†	28,815	29,440
147,061	Quidel Corp.†	1,709,110	6,450,095
66,000	RTI Surgical Inc.†	334,123	300,300
276,792	SurModics Inc.†	5,937,256	8,580,552
2,000	Targanta Therapeutics Corp., Escrow†(a)	0	0
30,000	Tetraphase Pharmaceuticals Inc.†	130,368	205,200
5,000	Titan Medical Inc.†	6,781	1,365
231,730	Trinity Biotech plc, ADR†	1,832,053	1,300,005
77,900	United-Guardian Inc.	711,089	1,464,520
5,000	Utah Medical Products Inc.	138,309	367,750
300,000	Zealand Pharma A/S†	3,744,488	5,789,160

		45,190,029	98,674,398

	Hotels and Gaming — 2.7%
71,800	Boyd Gaming Corp.	416,103	1,870,390
37,340	Churchill Downs Inc.	1,673,349	7,699,508
145,000	Dover Downs Gaming & Entertainment Inc.†	550,053	149,350
78,000	Eldorado Resorts Inc.†	356,968	2,000,700
3,000	Empire Resorts Inc.†	56,147	67,050
500,000	Full House Resorts Inc.†	799,014	1,395,000
506,797	Golden Entertainment Inc.†	4,688,328	12,355,711
10,000	Ryman Hospitality Properties Inc.	310,832	624,900
365,000	The Marcus Corp.	4,634,207	10,110,500

		13,485,001	36,273,109

	Machinery — 3.2%
304,000	Astec Industries Inc.	10,760,623	17,027,040
4,001	Capstone Turbine Corp.†	23,746	2,781
72,580	Chart Industries Inc.†	2,715,302	2,847,313
6,300	DMG Mori AG	40,709	390,911
12,200	DXP Enterprises Inc.†	222,516	384,178
559,354	Gencor Industries Inc.†	3,808,300	9,872,598
32,000	Global Power Equipment Group Inc.†	292,178	59,200

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Machinery (Continued)
6,000	Hardinge Inc.	$54,215	$91,620
130,707	Key Technology Inc.†	1,880,534	2,469,055
15,164	Lindsay Corp.	1,014,039	1,393,572
49,300	Tennant Co.	1,064,922	3,263,660
44,400	The Middleby Corp.†	464,969	5,690,748

		22,342,053	43,492,676

	Manufactured Housing and Recreational Vehicles — 1.1%
55,000	Cavco Industries Inc.†	3,067,434	8,115,250
159,100	Nobility Homes Inc.	1,576,188	2,963,238
90,172	Skyline Corp.†	510,266	1,090,179
61,000	Winnebago Industries Inc.	626,036	2,729,750

		5,779,924	14,898,417

	Metals and Mining — 1.5%
70,000	5N Plus Inc.†	251,966	182,328
10,000	Alkane Resources Ltd.†	3,333	2,589
307	AM Castle & Co.†	184,618	1,612
175,800	Materion Corp.	3,755,120	7,585,770
760,000	Osisko Gold Royalties Ltd.	11,053,936	9,806,452
2,000	Smart Sand Inc.†	26,109	13,560
900,000	Tanami Gold NL†	210,755	34,592
141,799	TimkenSteel Corp.†	2,014,576	2,339,684
700	United States Lime & Minerals Inc.	55,159	58,800

		17,555,572	20,025,387

	Paper and Forest Products — 0.2%
26,100	Keweenaw Land Association Ltd.†	2,220,038	2,662,200

	Publishing — 1.3%
54,093	AH Belo Corp., Cl. A	339,858	248,828
10,000	Cambium Learning Group Inc.†	36,700	66,300
15,000	Il Sole 24 Ore SpA†	199,597	69,141
906,048	The E.W. Scripps Co., Cl. A†	5,510,281	17,314,577
26,257	tronc Inc.†	251,438	381,514

		6,337,874	18,080,360

	Real Estate — 2.2%
200,000	Ambase Corp.†	311,545	32,000
8,000	Bresler & Reiner Inc.†(a)	4,912	1,000
113,300	Capital Properties Inc., Cl. A†	1,205,957	1,545,412
109,000	Cohen & Steers Inc.	2,330,830	4,304,410
60,000	DREAM Unlimited Corp., Cl. A†	331,539	347,185
25,100	FRP Holdings Inc.†	825,588	1,135,775
255,647	Griffin Industrial Realty Inc.(b)	7,180,495	9,292,768
12,638	Gyrodyne LLC	363,328	272,096
8,231	Holobeam Inc.†	161,746	267,507
387,172	Reading International Inc., Cl. A†	2,710,448	6,086,344
71,404	Reading International Inc., Cl. B†	604,330	1,378,097
2,508	Royalty LLC†(a)	0	255
134,000	Tejon Ranch Co.†	3,635,302	2,827,400
31,523	Trinity Place Holdings Inc.†	236,423	221,291
250,000	Trinity Place Holdings Inc.†(c)(d)	1,875,000	1,667,250

		21,777,443	29,378,790

	Restaurants — 1.8%
13,183	Biglari Holdings Inc.†	4,025,388	4,393,762
59,900	Denny’s Corp.†	184,625	745,755
51,352	Jamba Inc.†	695,030	443,681
223,850	Nathan’s Famous Inc.†(b)	3,294,226	16,553,707

Shares		Cost	Market Value

49,000	The Cheesecake Factory Inc.	$1,455,090	$2,063,880

		9,654,359	24,200,785

	Retail — 1.1%
48,000	Aaron’s Inc.	935,791	2,094,240
90,000	Big 5 Sporting Goods Corp.	1,001,400	688,500
30,000	Destination XL Group Inc.†	169,350	57,000
25,496	Ethan Allen Interiors Inc.	605,537	826,070
369,200	EVINE Live Inc.†	933,846	383,968
177,224	Ingles Markets Inc., Cl. A	3,013,424	4,554,657
88,000	Lands’ End Inc.†	1,576,167	1,161,600
57,000	La-Z-Boy Inc.	1,271,037	1,533,300
65,000	Movado Group Inc.	1,287,650	1,820,000
35,000	Pier 1 Imports Inc.	322,638	146,650
6,000	SpartanNash Co.	121,934	158,220
337,100	The Bon-Ton Stores Inc.†	630,699	144,953
54,000	Tuesday Morning Corp.†	160,721	172,800
42,581	Village Super Market Inc., Cl. A	1,147,571	1,053,454
5,000	Vitamin Shoppe, Inc.†	59,398	26,750
400	Winmark Corp.	26,768	52,700

		13,263,931	14,874,862

	Semiconductors — 0.6%
185,100	Entegris Inc.†	1,250,835	5,340,135
93,700	IXYS Corp.†	991,052	2,220,690
5,210	MoSys Inc.†	150,654	4,971
22,986	Veeco Instruments Inc.†	736,701	491,900

		3,129,242	8,057,696

	Specialty Chemicals — 2.8%
50,000	A. Schulman Inc.	1,361,000	1,707,500
1,158,000	Ferro Corp.†	5,759,792	25,823,400
267,226	General Chemical Group Inc.†(b)	59,859	2,271
105,600	Hawkins Inc.	3,849,117	4,308,480
2,000	KMG Chemicals Inc.	51,827	109,760
4,100	Minerals Technologies Inc.	121,383	289,665
150,000	Navigator Holdings Ltd.†	2,012,283	1,665,000
260,000	OMNOVA Solutions Inc.†	684,869	2,847,000
10,000	Takasago International Corp.	271,028	343,924
30,000	Treatt plc	148,442	185,322

		14,319,600	37,282,322

	Telecommunications — 2.9%
50,800	ATN International Inc.	2,066,182	2,677,160
295,023	Cincinnati Bell Inc.†	5,028,912	5,856,207
39,801	Consolidated Communications Holdings Inc.	414,006	759,403
20,000	Frequency Electronics Inc.†	225,394	187,800
710,000	HC2 Holdings Inc.†	2,600,429	3,748,800
652	Horizon Telecom Inc., Cl. B†(a)	22,035	24,124
20,000	Iridium Communications Inc.† .	160,025	206,000
57,500	New ULM Telecom Inc.	528,202	790,625
4,100	North State Telecommunications Corp., Cl. A	349,343	266,500
521,335	ORBCOMM Inc.†	3,005,997	5,458,377
5,788	Preformed Line Products Co.	246,195	389,532
480,000	Shenandoah Telecommunications Co.	2,639,542	17,856,000
477,914	Windstream Holdings Inc.	2,332,827	845,908

		19,619,089	39,066,436

	Transportation — 0.0%
30,000	Dakota Plains Holdings Inc.†	23,143	60
15,000	Patriot Transportation Holding Inc.†	337,321	292,500

See accompanying notes to financial statements.

TETON Westwood Mighty MitesSM Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Transportation (Continued)
8,200	PHI Inc.†	$130,182	$96,596

		490,646	389,156

	Wireless Communications — 0.0%
200,000	NII Holdings Inc.†	438,226	92,000

	TOTAL COMMON STOCKS	594,944,669	1,101,764,167

	PREFERRED STOCKS — 0.7%
	Automotive: Parts and Accessories — 0.2%
59,000	Jungheinrich AG 1.150%	227,157	2,714,307

	Financial Services — 0.5%
310,000	Steel Partners Holdings LP 6.000%	11,885,904	6,820,000

	Health Care — 0.0%
3,034	BioScrip Inc. †	287,862	206,159

	TOTAL PREFERRED STOCKS	12,400,923	9,740,466

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Business Services — 0.0%
363	Trans-Lux Pfd. 6.000%, Ser. B	72,600	281

	Energy and Utilities — 0.1%
15,095	Corning Natural Gas Holding Corp., 4.800%, Ser. B	313,221	1,486,857

	Food and Beverage — 0.0%
500	Seneca Foods Corp., Ser. 2003†	7,625	17,250

	TOTAL CONVERTIBLE PREFERRED STOCKS	393,446	1,504,388

	RIGHTS — 0.0%
	Entertainment — 0.0%
550,000	Media General Inc., CVR, expire 12/31/17†(a)	1	1

	Health Care — 0.0%
300,000	Adolor Corp., CPR, expire 07/01/19†(a)	0	78,000
400,000	Sanofi, CVR, expire 12/31/20†	137,800	144,000
200,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	103,591	0

		241,391	222,000

	TOTAL RIGHTS	241,392	222,001

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
86	Key Energy Services, expire 12/15/20†(a)	0	0
86	Key Energy Services, expire 12/15/21†(a)	0	0

		0	0

Shares		Cost	Market Value

	Environmental Control — 0.0%
200	Primo Water Corp., expire 12/31/21†	$58	$0

	Health Care — 0.0%
8,737	BioScrip Inc., Cl. A, expire 07/27/25†	7,979	3,621
8,737	BioScrip Inc., Cl. B, expire 07/27/25†	7,554	3,196

		15,533	6,817

	TOTAL WARRANTS	15,591	6,817

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 17.5%
$236,614,000	U.S. Treasury Bills, 0.950% to 1.187%††, 10/05/17 to 03/29/18	236,110,885	236,136,851

	TOTAL INVESTMENTS — 99.8%	$844,106,906	1,349,374,690

	Other Assets and Liabilities (Net) — 0.2%		2,737,160

	NET ASSETS — 100.0%		$1,352,111,850

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(c)

At September 30, 2017, the Fund held an investment in a restricted and illiquid security amounting to $1,667,250 or 0.12% of net assets., which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/17 Carrying Value Per Share
250,000	Trinity Place Holdings Inc.	02/10/17	$1,875,000	$6.6690

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the market value of the Rule 144A security amounted to $1,667,250 or 0.12% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CCCP	Contingent Cash Consideration Payment

CPR	Contingent Payment Right

CVR	Contingent Value Right

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 99.0%
	Aerospace — 0.7%
4,200	Hexcel Corp.	$95,744	$241,164

	Automotive — 2.0%
14,000	Rush Enterprises Inc., Cl. A†	314,380	648,060

	Building and Construction — 3.3%
11,800	Builders FirstSource Inc.†	82,677	212,282
7,600	EMCOR Group Inc.	321,645	527,288
9,300	MYR Group Inc.†	140,432	271,002
7,600	Napco Security Technologies Inc.†	62,255	73,720

		607,009	1,084,292

	Business Services — 7.1%
9,850	ABM Industries Inc.	194,571	410,843
28,800	Diebold Nixdorf Inc.	697,832	658,080
13,750	FTI Consulting Inc.†	448,856	487,850
4,950	KAR Auction Services Inc.	76,193	236,313
7,200	McGrath RentCorp.	198,549	315,000
2,400	The Brink’s Co.	63,907	202,200

		1,679,908	2,310,286

	Communications — 0.8%
32,600	Pandora Media Inc.†	290,543	251,020

	Computer Software and Services — 7.7%
16,100	Bottomline Technologies Inc.†	342,942	512,463
16,000	Convergys Corp.	364,251	414,240
17,000	NetScout Systems Inc.†	322,320	549,950
18,100	Nutanix Inc., Cl. A†	298,388	405,259
16,100	Progress Software Corp.	335,538	614,537

		1,663,439	2,496,449

	Consumer Products — 2.0%
10,200	Hanesbrands Inc.	155,777	251,328
6,200	Oxford Industries Inc.	367,943	393,948

		523,720	645,276

	Diversified Industrial — 2.7%
4,250	Barnes Group Inc.	102,409	299,370
12,360	Columbus McKinnon Corp.	168,445	468,073
7,000	Steelcase Inc., Cl. A	95,053	107,800

		365,907	875,243

	Electronics — 2.4%
6,700	FARO Technologies Inc.†	197,808	256,275
4,100	Plantronics Inc.	165,646	181,302
4,400	Super Micro Computer Inc.†	92,437	97,240
3,400	Woodward Inc.	109,074	263,874

		564,965	798,691

	Energy and Utilities — 7.7%
20,800	C&J Energy Services Inc.†	696,729	623,376
11,100	Centennial Resource Development Inc., Cl. A†	182,608	199,467
17,500	Matador Resources Co.†	330,135	475,125
40,400	Patterson-UTI Energy Inc.	793,018	845,976
4,200	Penn Virginia Corp.†	160,545	167,916
6,200	RSP Permian Inc.†	180,272	214,458

		2,343,307	2,526,318

	Environmental Control — 0.8%
14,600	Casella Waste Systems Inc., Cl. A† .	202,176	274,480

	Equipment and Supplies — 2.5%
7,800	CIRCOR International Inc.	328,247	424,554
6,300	Crown Holdings Inc.†	233,435	376,236

		561,682	800,790

	Financial Services — 27.5%
5,200	Atlantic Capital Bancshares Inc.†	100,049	94,380
11,200	BankUnited Inc.	305,675	398,384

Shares		Cost	Market Value
22,598	Beneficial Bancorp Inc.	$284,957	$375,127
5,000	Berkshire Hills Bancorp Inc.	128,439	193,750
7,050	Brown & Brown Inc.	180,990	339,739
21,900	CoBiz Financial Inc.	266,438	430,116
2,700	Columbia Banking System Inc.	49,471	113,697
5,100	Equity Commonwealth†	153,399	155,040
2,700	Financial Institutions Inc.	43,636	77,760
10,200	First Foundation Inc.†	166,801	182,478
8,700	Flushing Financial Corp.	132,257	258,564
7,900	Glacier Bancorp Inc.	118,011	298,304
2,000	Heartland Financial USA Inc.	93,645	98,800
17,100	Heritage Commerce Corp.	150,739	243,333
6,043	Home BancShares Inc.	105,113	152,404
8,350	Hope Bancorp Inc.	61,657	147,879
44,250	Investors Bancorp Inc.	478,052	603,570
7,800	Kearny Financial Corp./MD	107,526	119,730
19,800	LegacyTexas Financial Group Inc.	382,930	790,416
5,000	Oaktree Capital Group LLC	193,665	235,250
3,250	OceanFirst Financial Corp.	42,156	89,343
20,150	OFG Bancorp	197,293	184,373
7,000	Oritani Financial Corp.	106,094	117,600
5,700	Paramount Group Inc.	90,217	91,200
14,500	PCSB Financial Corp.†	237,932	273,470
9,600	State Bank Financial Corp.	182,685	275,040
20,906	Sterling Bancorp	180,774	515,333
5,500	Stifel Financial Corp.	222,269	294,030
1,600	The Dun & Bradstreet Corp.	168,572	186,256
10,000	TrustCo Bank Corp NY	46,359	89,000
14,250	Umpqua Holdings Corp.	197,964	278,018
22,500	United Financial Bancorp Inc.	307,116	411,525
4,800	Veritex Holdings Inc.†	135,827	129,408
7,000	Washington Federal Inc.	109,397	235,550
4,000	Washington Trust Bancorp Inc.	91,518	229,000
5,800	Waterstone Financial Inc.	62,093	113,100
4,312	Xenith Bankshares Inc.†	39,530	140,140

		5,921,246	8,961,107

	Health Care — 5.3%
6,350	AngioDynamics Inc.†	89,195	108,521
8,000	Electromed Inc.†	32,219	58,480
1,600	ICU Medical Inc.†	67,049	297,360
5,200	Myriad Genetics Inc.†	94,137	188,136
5,550	Omnicell Inc.†	100,426	283,327
12,450	Patterson Cos., Inc.	348,998	481,193
3,500	STERIS plc	260,890	309,400

		992,914	1,726,417

	Machinery — 1.0%
25,900	Mueller Water Products Inc., Cl. A	300,502	331,520

	Retail — 5.9%
33,850	American Eagle Outfitters Inc.	441,269	484,055
35,200	Darling Ingredients Inc.†	559,707	616,704
13,150	Ethan Allen Interiors Inc.	312,648	426,060
10,300	Haverty Furniture Companies Inc.	231,819	269,345
10,900	The Habit Restaurants Inc., Cl. A†	160,752	142,245

		1,706,195	1,938,409

	Semiconductors — 12.0%
4,400	Cabot Microelectronics Corp.	174,332	351,692
40,400	Cypress Semiconductor Corp.	350,921	606,808
30,200	Electro Scientific Industries Inc.†	177,681	420,384
29,300	Entegris Inc.†	340,113	845,305
29,800	FormFactor Inc.†	159,210	502,130
32,400	Marvell Technology Group Ltd.	432,853	579,960
10,500	ON Semiconductor Corp.†	81,358	193,935
10,616	Versum Materials Inc.	274,155	412,113

		1,990,623	3,912,327

	Specialty Chemicals — 4.2%
22,200	A. Schulman Inc.	582,244	758,130

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
27,700	Ferro Corp.†	$435,482	$617,710

		1,017,726	1,375,840

	Telecommunications — 3.4%
31,100	Extreme Networks Inc.†	92,866	369,779
39,300	Infinera Corp.†	383,455	348,591
46,900	Mitel Networks Corp.†	335,028	393,491

		811,349	1,111,861

	TOTAL COMMON STOCKS	21,953,335	32,309,550

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.8%
$ 250,000	U.S. Treasury Bills, 1.002% to 1.038%††, 11/09/17 to 12/28/17	$249,481	$249,505

	TOTAL INVESTMENTS — 99.8%	$22,202,816	32,559,055

	Other Assets and Liabilities (Net) — 0.2%		64,983

	NET ASSETS — 100.0%		$32,624,038

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments — September 30, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 92.0%
	FINANCIALS — 22.2%
	Banks — 6.5%
2,370	BankUnited Inc.	$77,615	$84,301
148	SVB Financial Group†	17,607	27,689
1,775	Zions Bancorporation	52,534	83,745

		147,756	195,735

	Diversified Financials — 5.2%
1,288	Legg Mason Inc.	46,159	50,631
1,061	Oaktree Capital Group LLC	46,336	49,920
594	T. Rowe Price Group Inc.	42,544	53,846

		135,039	154,397

	Insurance — 3.7%
473	Chubb Ltd.	46,865	67,426
1,089	Voya Financial Inc.	40,673	43,440

		87,538	110,866

	Real Estate — 6.8%
665	American Tower Corp.	58,122	90,892
2,678	CBRE Group Inc., Cl. A†	75,791	101,443
93	SL Green Realty Corp.	10,548	9,423

		144,461	201,758

	TOTAL FINANCIALS	514,794	662,756

	INFORMATION TECHNOLOGY — 16.6%
	Software and Services — 12.7%
1,035	Activision Blizzard Inc.	23,171	66,768
1,620	Convergys Corp.	37,063	41,942
210	Equinix Inc.	43,965	93,723
2,604	Fortinet Inc.†	64,936	93,327
83	MercadoLibre Inc.	9,478	21,491
469	Splunk Inc.†	21,570	31,156
279	The Dun & Bradstreet Corp.	29,377	32,478

		229,560	380,885

	Technology Hardware and Equipment — 3.9%
3,027	Diebold Nixdorf Inc.	79,724	69,167
355	MACOM Technology Solutions Holdings Inc.†	11,560	15,837
809	Versum Materials Inc.	25,055	31,405

		116,339	116,409

	TOTAL INFORMATION TECHNOLOGY	345,899	497,294

	CONSUMER DISCRETIONARY — 13.8%
	Consumer Durables — 2.6%
1,893	Toll Brothers Inc.	64,169	78,503

	Consumer Services — 2.4%
1,323	Norwegian Cruise Line Holdings Ltd.†	47,420	71,508

	Media — 4.3%
596	Liberty Broadband Corp., Cl. C†	31,512	56,799
2,595	Manchester United plc, Cl. A	40,237	46,710
3,321	Pandora Media Inc.†	29,419	25,572

		101,168	129,081

	Retailing — 4.5%
427	Dick’s Sporting Goods Inc.	11,777	11,533
1,266	Ethan Allen Interiors Inc.	32,034	41,018
864	Hanesbrands Inc.	18,113	21,289
671	Ralph Lauren Corp.	51,370	59,243

		113,294	133,083

	TOTAL CONSUMER DISCRETIONARY	326,051	412,175

Shares		Cost	Market Value
	INDUSTRIALS — 13.6%
	Capital Goods — 10.1%
141	Cummins Inc.	$13,048	$23,692
330	EnerSys	18,698	22,826
1,203	Fortune Brands Home & Security Inc.	51,730	80,878
552	Hexcel Corp.	24,413	31,696
2,326	Quanta Services Inc.†	67,530	86,923
2,231	Rexnord Corp.†	43,372	56,690

		218,791	302,705

	Commercial and Professional Services — 3.0%
540	Bright Horizons Family Solutions Inc.†	22,495	46,553
503	IHS Markit Ltd.†	16,488	22,172
1,280	Steelcase Inc., Cl. A	17,718	19,712

		56,701	88,437

	Machinery — 0.5%
100	Snap-on Inc.	14,887	14,901

	TOTAL INDUSTRIALS	290,379	406,043

	HEALTH CARE — 10.5%
	Health Care Equipment and Services — 6.6%
448	Insulet Corp.†	14,861	24,676
538	Laboratory Corp. of America Holdings†	63,484	81,222
933	Patterson Cos., Inc.	40,523	36,060
508	Universal Health Services Inc., Cl. B	49,852	56,358

		168,720	198,316

	Pharmaceuticals, Biotechnology, and Life Sciences — 3.9%
96	Mettler-Toledo International Inc.†	24,501	60,111
377	Vertex Pharmaceuticals Inc.†	37,658	57,319

		62,159	117,430

	TOTAL HEALTH CARE	230,879	315,746

	ENERGY — 9.4%
	Energy — 9.4%
1,876	C&J Energy Services Inc.†	60,891	56,224
2,152	Centennial Resource Development Inc., Cl. A†	35,335	38,671
636	Cimarex Energy Co.	57,860	72,294
1,203	Fortis Inc.	36,713	43,031
571	Helmerich & Payne Inc.	30,280	29,755
1,211	RSP Permian Inc.†	35,176	41,888

	TOTAL ENERGY	256,255	281,863

	MATERIALS — 3.1%
	Materials — 2.4%
558	Ecolab Inc.	59,037	71,764

	Specialty Chemicals — 0.7%
885	Ferro Corp.†	15,272	19,736

	TOTAL MATERIALS	74,309	91,500

	CONSUMER STAPLES — 2.8%
	Food and Beverage — 2.8%
1,486	Coca-Cola European Partners plc	56,094	61,847
475	Fresh Del Monte Produce Inc.	23,090	21,594

	TOTAL CONSUMER STAPLES	79,184	83,441

	TOTAL COMMON STOCKS	2,117,750	2,750,818

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments (Continued) — September 30, 2017

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 8.3%
$ 250,000	U.S. Treasury Bills, 0.987% to 1.022%††, 12/07/17	$249,532	$249,551

	TOTAL INVESTMENTS — 100.3%	$2,367,282	3,000,369

	Other Assets and Liabilities (Net) — (0.3)%		(9,065)

	NET ASSETS — 100.0%		$2,991,304

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments — September 30, 2017

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 82.9%
	Aerospace and Defense — 2.5%
$ 250,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23(a)	$254,888	$373,594

	Aviation: Parts and Services — 2.2%
300,000	Kaman Corp., 3.250%, 05/01/24(a)	305,829	326,250

	Building and Construction — 1.5%
200,000	Dycom Industries Inc., 0.750%, 09/15/21	215,322	228,250

	Business Services — 2.0%
211,000	Square Inc., 0.375%, 03/01/22(a)	245,075	297,114

	Cable and Satellite — 2.3%
300,000	DISH Network Corp., 3.375%, 08/15/26	343,620	337,125

	Communications Equipment — 5.2%
350,000	InterDigital Inc., 1.500%, 03/01/20	409,995	411,250
312,000	Lumentum Holdings Inc., 0.250%, 03/15/24(a)	337,075	358,995

		747,070	770,245

	Computer Software and Services — 15.0%
250,000	CSG Systems International Inc., 4.250%, 03/15/36(a)	267,828	268,437
313,000	HubSpot Inc., 0.250%, 06/01/22(a)	318,928	347,234
45,000	IAC FinanceCo. Inc., 0.875%, 10/01/22(a)	46,528	46,941
100,000	Maxwell Technologies Inc., 5.500%, 09/15/22(a)	100,000	101,625
100,000	MercadoLibre Inc., 2.250%, 07/01/19	130,988	209,313
305,000	Nice Systems Inc., 1.250%, 01/15/24(a)	326,054	345,413
200,000	Proofpoint Inc., 0.750%, 06/15/20	222,791	250,875
300,000	PROS Holdings Inc., 2.000%, 06/01/47(a)	267,879	265,313
326,000	RealPage Inc., 1.500%, 11/15/22(a)	351,876	380,605

		2,032,872	2,215,756

	Consumer Products — 3.0%
187,000	GoPro Inc., 3.500%, 04/15/22(a)	185,190	227,906
223,000	Wayfair Inc., 0.375%, 09/01/22(a)	222,654	216,589

		407,844	444,495

	Consumer Services — 4.8%
300,000	Carriage Services Inc., 2.750%, 03/15/21	350,706	376,313
300,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	320,048	327,937

		670,754	704,250

Principal Amount		Cost	Market Value
	Diversified Industrial — 1.9%
$ 292,000	Team Inc., 5.000%, 08/01/23(a)	$291,274	$278,495

	Energy and Utilities: Integrated — 1.7%
300,000	SunPower Corp., 4.000%, 01/15/23	241,223	247,500

	Energy and Utilities: Services — 1.9%
400,000	Cheniere Energy Inc., 4.250%, 03/15/45	265,560	279,000

	Entertainment — 2.3%
290,000	World Wrestling Entertainment Inc., 3.375%, 12/15/23(a)	299,663	333,319

	Financial Services — 5.1%
302,000	Encore Capital Group Inc., 3.250%, 03/15/22(a)	303,194	348,999
299,000	LendingTree Inc., 0.625%, 06/01/22(a)	344,746	396,549

		647,940	745,548

	Health Care — 11.8%
150,000	BioMarin Pharmaceutical Inc., 0.599%, 08/01/24	147,058	152,344
300,000	Intercept Pharmaceuticals Inc., 3.250%, 07/01/23	296,320	233,250
200,000	Invacare Corp., 4.500%, 06/01/22(a)	221,265	241,500
237,000	Neurocrine Biosciences Inc., 2.250%, 05/15/24(a)	246,850	270,328
200,000	Pacira Pharmaceuticals Inc., 2.375%, 04/01/22(a)	207,665	196,250
300,000	Teladoc Inc., 3.000%, 12/15/22(a)	313,778	327,187
300,000	The Medicines Co., 2.750%, 07/15/23	310,154	316,875

		1,743,090	1,737,734

	Semiconductors — 16.1%
300,000	Cypress Semiconductor Corp., 4.500%, 01/15/22	349,661	392,437
300,000	Inphi Corp., 1.125%, 12/01/20	358,444	368,813
300,000	Knowles Corp., 3.250%, 11/01/21	332,035	339,375
300,000	Microchip Technology Inc., 1.625%, 02/15/27(a)	321,390	365,813
200,000	Micron Technology Inc., 3.000%, 11/15/43	179,609	277,375
211,000	Silicon Laboratories Inc., 1.375%, 03/01/22(a)	221,485	234,869
300,000	Teradyne Inc., 1.250%, 12/15/23(a)	359,695	400,687

		2,122,319	2,379,369

	Transportation — 3.6%
218,000	Air Transport Services Group Inc., 1.125%, 10/15/24(a)	221,996	225,766

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments (Continued) — September 30, 2017

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS (Continued)
	Transportation (Continued)
$ 250,000	Atlas Air Worldwide Holdings Inc., 2.250%, 06/01/22	$247,838	$302,813

		469,834	528,579

	TOTAL CONVERTIBLE CORPORATE BONDS	11,304,177	12,226,623

Shares

	CONVERTIBLE PREFERRED STOCKS — 2.4%
	Agriculture — 0.7%
1,000	Bunge Ltd. 4.875%	94,950	104,014

	Real Estate Investment Trusts — 1.7%
4,000	Welltower Inc. 6.500%, Ser. I	260,089	253,720

	TOTAL CONVERTIBLE PREFERRED STOCKS	355,039	357,734

	MANDATORY CONVERTIBLE SECURITIES (b) — 12.7%
	Building and Construction — 2.3%
3,007	Stanley Black & Decker Inc., 5.375%, 05/15/20	314,251	344,752

	Computer Software and Services — 2.7%
2,000	Alibaba - Mandatory Exchange Trust, 5.750%, 06/03/19 (a)	257,145	392,490

	Energy and Utilities: Integrated — 1.8%
5,000	DTE Energy Co., 6.500%, 10/01/19	266,172	272,250

	Health Care — 2.1%
5,494	Becton Dickinson and Co., 6.125%, 05/01/20	293,412	303,598

	Industrials — 2.0%
5,200	Rexnord Corp., 5.750%, 11/15/19	267,069	302,692

	Real Estate Investment Trusts — 1.5%
204	Crown Castle International Corp., 6.875%, 08/01/20	214,526	217,872

	Telecommunications — 0.3%
2,000	Frontier Communications Corp., Ser. A 11.125%, 06/29/18	53,296	38,480

	TOTAL MANDATORY CONVERTIBLE SECURITIES	1,665,871	1,872,134

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 3.0%
$ 450,000	U. S. Treasury Bill, 0.99%†, 12/21/17	$448,998	$449,013

	TOTAL INVESTMENTS — 101.0%	$13,774,085	14,905,504

	Other Assets and Liabilities (Net) — (1.0)%		(154,458)

	NET ASSETS — 100.0%		$14,751,046

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the market value of the Rule 144A security amounted to $7,896,205 or 53.53% of net assets.
(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2017

Shares		Cost	Market Value

	COMMON STOCKS — 99.2%
	Aerospace — 4.2%
6,150	General Dynamics Corp.	$902,467	$1,264,317
5,260	The Boeing Co.	639,552	1,337,144

		1,542,019	2,601,461

	Banking — 13.7%
87,705	Bank of America Corp.	1,507,951	2,222,445
27,185	BB&T Corp.	1,226,150	1,276,064
23,364	JPMorgan Chase & Co.	1,334,349	2,231,496
38,420	Wells Fargo & Co.	1,662,623	2,118,863
12,900	Western Alliance Bancorp†	633,043	684,732

		6,364,116	8,533,600

	Business Services — 4.2%
35,425	Booz Allen Hamilton Holding Corp.	1,000,016	1,324,541
5,700	FedEx Corp.	858,845	1,285,806

		1,858,861	2,610,347

	Cable and Satellite — 1.9%
31,260	Comcast Corp., Cl. A	872,888	1,202,885

	Computer Software and Services — 7.6%
9,570	Accenture plc, Cl. A	1,179,916	1,292,620
1,273	Alphabet Inc., Cl. A†	1,065,838	1,239,545
9,980	Microsoft Corp.	492,634	743,410
30,600	Oracle Corp.	1,275,811	1,479,510

		4,014,199	4,755,085

	Consumer Products — 4.2%
17,000	Colgate-Palmolive Co.	971,725	1,238,450
21,950	VF Corp.	1,449,774	1,395,361

		2,421,499	2,633,811

	Diversified Industrial — 2.2%
9,605	Honeywell International Inc.	803,026	1,361,413

	Electronics — 1.1%
7,825	Texas Instruments Inc.	371,082	701,433

	Energy and Energy Services — 3.9%
14,600	EOG Resources Inc.	1,247,163	1,412,404
21,935	Halliburton Co.	1,273,335	1,009,668

		2,520,498	2,422,072

	Energy: Integrated — 5.9%
8,400	NextEra Energy Inc.	664,153	1,231,020
32,970	RSP Permian Inc.†	1,329,446	1,140,432
20,450	WEC Energy Group Inc.	969,262	1,283,851

		2,962,861	3,655,303

	Energy: Oil — 2.2%
11,795	Chevron Corp.	1,043,245	1,385,913

	Financial Services — 6.0%
18,800	American International Group Inc.	723,402	1,154,132
8,600	Chubb Ltd.	936,465	1,225,930
19,675	Intercontinental Exchange Inc.	1,031,896	1,351,673

		2,691,763	3,731,735

Shares		Cost	Market Value
	Food and Beverage — 7.8%
14,800	Dr Pepper Snapple Group Inc.	$1,408,698	$1,309,356
21,950	General Mills Inc.	1,045,165	1,136,132
38,375	Hormel Foods Corp.	1,369,130	1,233,373
10,750	PepsiCo Inc.	889,171	1,197,873

		4,712,164	4,876,734

	Health Care — 12.9%
25,605	Abbott Laboratories	959,331	1,366,283
7,950	Aetna Inc.	721,911	1,264,129
10,170	Becton, Dickinson and Co.	1,426,042	1,992,811
7,000	Cigna Corp.	688,776	1,308,580
16,400	Johnson & Johnson	1,672,792	2,132,164

		5,468,852	8,063,967

	Real Estate Investment Trusts — 1.9%
5,625	Public Storage	1,410,258	1,203,694

	Retail — 6.3%
19,400	CVS Health Corp.	1,767,597	1,577,608
5,900	Simon Property Group Inc.	1,198,100	949,959
8,500	The Home Depot Inc.	944,434	1,390,260

		3,910,131	3,917,827

	Semiconductors — 1.2%
4,075	Lam Research Corp.	399,413	754,038

	Specialty Chemicals — 2.1%
3,565	The Sherwin-Williams Co.	931,440	1,276,413

	Telecommunications — 7.7%
21,450	Amdocs Ltd.	862,806	1,379,664
56,225	AT&T Inc.	2,244,344	2,202,333
14,250	Motorola Solutions Inc.	1,246,066	1,209,397

		4,353,216	4,791,394

	Transportation — 2.2%
11,700	Union Pacific Corp.	547,079	1,356,849

	TOTAL COMMON STOCKS	49,198,610	61,835,974

	SHORT TERM INVESTMENT — 1.0%
	Other Investment Companies — 1.0%
584,740	Dreyfus Treasury Securities Cash Management, 0.900%*	584,740	584,740

	TOTAL INVESTMENTS — 100.2%	$49,783,350	62,420,714

	Other Assets and Liabilities (Net) — (0.2)%		(93,819)

	NET ASSETS — 100.0%		$62,326,895

*	1 day yield as of September 30, 2017.
†	Non-income producing security.

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2017

Shares		Cost	Market Value

	COMMON STOCKS — 68.5%
	Aerospace — 3.1%
5,225	General Dynamics Corp.	$766,079	$1,074,155
3,815	The Boeing Co.	464,233	969,811

		1,230,312	2,043,966

	Banking — 8.6%
58,460	Bank of America Corp.	620,033	1,481,376
19,000	BB&T Corp.	857,389	891,860
16,016	JPMorgan Chase & Co.	816,885	1,529,688
22,870	Wells Fargo & Co.	992,255	1,261,281
8,950	Western Alliance Bancorp†	439,171	475,066

		3,725,733	5,639,271

	Business Services — 3.0%
24,900	Booz Allen Hamilton Holding Corp.	711,047	931,011
4,675	FedEx Corp.	700,024	1,054,587

		1,411,071	1,985,598

	Cable and Satellite — 1.3%
21,900	Comcast Corp., Cl. A	591,343	842,712

	Computer Software and Services — 5.2%
7,045	Accenture plc, Cl. A	869,821	951,568
887	Alphabet Inc., Cl. A†	742,946	863,690
6,975	Microsoft Corp.	344,301	519,568
22,200	Oracle Corp.	922,617	1,073,370

		2,879,685	3,408,196

	Consumer Products — 3.1%
14,200	Colgate-Palmolive Co.	811,453	1,034,470
16,050	VF Corp.	1,051,053	1,020,299

		1,862,506	2,054,769

	Diversified Industrial — 1.7%
7,825	Honeywell International Inc.	634,768	1,109,115

	Electronics — 0.8%
5,500	Texas Instruments Inc.	261,043	493,020

	Energy and Energy Services — 2.5%
10,000	EOG Resources Inc.	865,832	967,400
15,225	Halliburton Co.	883,809	700,807

		1,749,641	1,668,207

	Energy: Integrated — 4.4%
7,675	NextEra Energy Inc.	630,618	1,124,771
22,850	RSP Permian Inc.†	921,875	790,381
15,775	WEC Energy Group Inc.	748,096	990,355

		2,300,589	2,905,507

	Energy: Oil — 1.5%
8,210	Chevron Corp.	659,290	964,675

	Financial Services — 4.2%
13,200	American International Group Inc.	514,162	810,348
5,900	Chubb Ltd.	649,145	841,045
16,000	Intercontinental Exchange Inc.	838,346	1,099,200

		2,001,653	2,750,593

	Food and Beverage — 5.4%
10,400	Dr Pepper Snapple Group Inc.	986,558	920,088
15,275	General Mills Inc.	707,653	790,634
26,510	Hormel Foods Corp.	947,124	852,031
9,000	PepsiCo Inc.	714,475	1,002,870

		3,355,810	3,565,623

	Health Care — 9.0%
17,800	Abbott Laboratories	666,314	949,808
5,575	Aetna Inc.	521,558	886,481
7,055	Becton, Dickinson and Co.	1,048,522	1,382,427
6,400	Cigna Corp.	652,126	1,196,416

Shares		Cost	Market Value
11,500	Johnson & Johnson	$1,131,630	$1,495,115

		4,020,150	5,910,247

	Real Estate Investment Trusts — 1.4%
4,325	Public Storage	1,058,369	925,507

	Retail — 4.4%
13,450	CVS Health Corp.	1,225,596	1,093,754
4,900	Simon Property Group Inc.	967,558	788,949
5,925	The Home Depot Inc.	660,688	969,093

		2,853,842	2,851,796

	Semiconductors — 0.8%
2,850	Lam Research Corp.	279,063	527,364

	Specialty Chemicals — 1.5%
2,700	The Sherwin-Williams Co.	701,215	966,708

	Telecommunications — 5.1%
15,100	Amdocs Ltd.	612,534	971,232
38,875	AT&T Inc.	1,553,118	1,522,734
9,900	Motorola Solutions Inc.	865,656	840,213

		3,031,308	3,334,179

	Transportation — 1.5%
8,700	Union Pacific Corp.	426,027	1,008,939

	TOTAL COMMON STOCKS	35,033,418	44,955,992

Principal Amount
	CORPORATE BONDS — 19.7%
	Banking — 4.0%
$600,000	Citigroup Inc., 2.500%, 07/29/19	607,997	605,293
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	754,724	800,486
600,000	The Goldman Sachs Group Inc., MTN, 3.850%, 07/08/24	600,283	625,191
600,000	Wells Fargo & Co., MTN, 3.500%, 03/08/22	609,949	623,564

		2,572,953	2,654,534

	Computer Hardware — 1.0%
650,000	International Business Machines Corp., 2.900%, 11/01/21	655,498	667,500

	Consumer Products — 2.0%
500,000	Colgate-Palmolive Co., MTN, 2.100%, 05/01/23	496,347	492,091
800,000	Costco Wholesale Corp., 1.700%, 12/15/19	795,757	799,468

		1,292,104	1,291,559

	Diversified Industrial — 1.2%
800,000	John Deere Capital Corp., MTN, 1.950%, 12/13/18	800,548	803,051

	Electronics — 2.4%
1,000,000	Intel Corp., 3.300%, 10/01/21	1,018,252	1,047,569
500,000	Texas Instruments Inc., 1.650%, 08/03/19	499,486	500,077

		1,517,738	1,547,646

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2017

Principal Amount		Cost	Market Value

	CORPORATE BONDS (Continued)
	Energy: Oil — 0.8%
$500,000	XTO Energy Inc., 6.500%, 12/15/18	$512,012	$527,967

	Financial Services — 2.8%
600,000	Capital One Financial Corp., 3.750%, 04/24/24	608,180	620,500
600,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	600,553	622,162
600,000	The PNC Financial Services Group Inc., STEP, 2.854%, 11/09/22	592,619	608,138

		1,801,352	1,850,800

	Health Care — 2.7%
500,000	Abbott Laboratories, 2.550%, 03/15/22	494,816	500,802
600,000	Aetna Inc., 3.500%, 11/15/24	600,846	627,081
600,000	Amgen Inc., 3.450%, 10/01/20	612,850	622,444

		1,708,512	1,750,327

	Retail — 1.9%
600,000	CVS Health Corp., 3.375%, 08/12/24	598,980	613,971
600,000	McDonalds Corp., MTN, 2.100%, 12/07/18	602,672	603,002

		1,201,652	1,216,973

	Telecommunications — 0.9%
600,000	AT&T Inc., 2.300%, 03/11/19	602,035	603,341

	TOTAL CORPORATE BONDS	12,664,404	12,913,698

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%
	Federal Home Loan Mortgage Corp. — 2.6%
$600,000	1.750%, 05/30/19	$597,781	$602,705
1,100,000	2.375%, 01/13/22	1,106,901	1,120,199

		1,704,682	1,722,904

	Federal National Mortgage Association — 1.7%
1,100,000	2.625%, 09/06/24	1,136,786	1,126,353

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	2,841,468	2,849,257

	U.S. GOVERNMENT OBLIGATIONS — 6.2%
	U.S. Treasury Inflation Indexed Notes — 1.6%
1,026,117	2.125%, 01/15/19	1,031,198	1,058,424

	U.S. Treasury Notes — 4.6%
750,000	3.375%, 11/15/19	775,697	779,443
1,000,000	2.250%, 11/15/24	1,029,394	1,005,117
500,000	2.000%, 02/15/25	496,998	493,262
800,000	1.625%, 02/15/26	803,208	760,766

		3,105,297	3,038,588

	TOTAL U.S. GOVERNMENT OBLIGATIONS	4,136,495	4,097,012

Shares

	SHORT TERM INVESTMENT — 1.2%
	Other Investment Companies — 1.2%
774,655	Dreyfus Treasury Securities Cash Management, 0.900%*	774,655	774,655

	TOTAL INVESTMENTS — 99.9%	$55,450,440	65,590,614

	Other Assets and Liabilities (Net) — 0.1%		82,709

	NET ASSETS — 100.0%		$65,673,323

*	1 day yield as of September 30, 2017.
†	Non-income producing security.
GMTN	Global Medium Term Note
MTN	Medium Term Note
STEP	Step coupon security. The rate disclosed is that in effect at September 30, 2017.

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments — September 30, 2017

Principal Amount		Cost	Market Value

	CORPORATE BONDS — 62.2%
	Aerospace — 8.8%
$ 250,000	Harris Corp., 1.999%, 04/27/18	$250,396	$250,472
200,000	The Boeing Co., 6.000%, 03/15/19	201,011	212,302
250,000	United Technologies Corp., 3.100%, 06/01/22	259,278	256,535

		710,685	719,309

	Automotive — 6.2%
250,000	Ford Motor Credit Co. LLC, 1.724%, 12/06/17	249,968	250,028
250,000	General Motors Co., 3.500%, 10/02/18	253,837	254,121

		503,805	504,149

	Banking — 10.6%
250,000	Citigroup Inc., 1.800%, 02/05/18	250,116	250,023
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	199,737	213,463
400,000	The Bank of New York Mellon Corp., Ser. G, 2.200%, 05/15/19	400,490	402,424

		850,343	865,910

	Computer Hardware — 3.7%
300,000	Apple Inc., 1.561%, (3-Month USD LIBOR plus 0.25%) 05/03/18(a)	300,093	300,448

	Electronics — 3.1%
250,000	Arrow Electronics Inc., 3.000%, 03/01/18	251,251	251,160

	Energy — 3.1%
250,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 5.500%, 02/15/23	256,200	255,918

	Financial Services — 7.2%
250,000	Bank of America Corp., 2.000%, 01/11/18	250,203	250,293
200,000	Capital One Financial Corp., 3.750%, 04/24/24	202,727	206,833
125,000	MPT Operating Partnership LP / MPT Finance Corp., 6.375%, 03/01/24	135,156	135,469

		588,086	592,595

	Food and Beverage — 6.3%
250,000	Mondelēz International Inc., 5.375%, 02/10/20	251,277	267,698
250,000	PepsiCo Inc., 1.250%, 04/30/18	249,853	249,821

		501,130	517,519

	Health Care — 3.1%
250,000	Aetna Inc., 1.700%, 06/07/18	250,221	250,208

Principal Amount		Cost	Market Value
	Retail — 4.4%
$ 125,000	Macy’s Retail Holdings Inc., 3.875%, 01/15/22	$126,339	$125,427
250,000	The Home Depot, Inc., 2.125%, 09/15/26	247,518	235,049

		373,857	360,476

	Telecommunications — 5.7%
250,000	AT&T Inc., 3.900%, 03/11/24	256,406	259,295
200,000	Verizon Communications Inc., 3.000%, 11/01/21	199,496	204,292

		455,902	463,587

	TOTAL CORPORATE BONDS	5,041,573	5,081,279

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.4%
	Federal Home Loan Mortgage Corp. — 4.3%
350,000	1.750%, 05/30/19	352,267	351,578

	Federal National Mortgage Association — 12.8%
250,000	0.875%, 05/21/18	249,458	249,377
400,000	2.625%, 09/06/24	413,377	409,583
400,000	2.125%, 04/24/26	400,199	390,973

		1,063,034	1,049,933

	Government National Mortgage Association — 0.3%
4,540	6.000%, 12/15/33	4,570	5,176
14,441	5.500%, 01/15/34	14,508	16,283

		19,078	21,459

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	1,434,379	1,422,970

	U.S. GOVERNMENT OBLIGATIONS — 21.7%
	U.S. Treasury Bills — 3.4%
280,000	U. S. Treasury Bill, 0.99%†, 12/21/17	279,376	279,386

	U.S. Treasury Bonds — 6.5%
150,000	5.375%, 02/15/31	163,207	201,079
350,000	2.500%, 02/15/45	316,956	326,519

		480,163	527,598

	U.S. Treasury Notes — 11.8%
500,000	2.000%, 02/15/25	501,700	493,262
500,000	1.625%, 02/15/26	491,644	475,479

		993,344	968,741

	TOTAL U.S. GOVERNMENT OBLIGATIONS	1,752,883	1,775,725

	TOTAL INVESTMENTS — 101.3%	$8,228,835	8,279,974

	Other Assets and Liabilities (Net) — (1.3)%		(109,660)

	NET ASSETS — 100.0%		$8,170,314

(a)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

†	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2017

	Mighty Mites SM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund
Assets:
Investments, at value (cost $805,475,864, $22,202,816, $2,367,282, and $13,774,085, respectively)	$1,284,110,429	$32,559,055	$3,000,369	$14,905,504
Investments in affiliates, at value (cost $38,631,042)	65,264,261	—	—	—
Cash	19,257	55,253	7,655	229,495
Deposit at brokers	373	—	—	—
Receivable for Fund shares sold	3,390,765	37,137	—	31,155
Receivable for investments sold	1,641,455	—	—	—
Receivable from Adviser	—	33,886	7,768	16,836
Dividends and interest receivable	604,725	17,120	1,726	67,561
Prepaid expenses	38,716	23,732	7,050	20,078
Total Assets	1,355,069,981	32,726,183	3,024,568	15,270,629
Liabilities:
Payable for investments purchased	224,982	—	—	468,211
Payable for Fund shares redeemed	1,040,893	20,146	—	—
Payable for investment advisory fees	1,048,263	25,429	2,426	11,696
Payable for distribution fees	261,759	4,983	412	2,680
Payable for accounting fees	11,250	—	—	—
Payable for payroll expenses	—	—	405	—
Payable for custodian fees	50,502	3,452	2,219	1,860
Payable for legal and audit fees	63,598	35,004	21,053	25,986
Payable for shareholder communications expenses	78,257	5,093	2,036	3,064
Payable for shareholder services fees	156,064	4,230	1,236	—
Other accrued expenses	22,563	3,808	3,477	6,086
Total Liabilities	2,958,131	102,145	33,264	519,583
Net Assets	$1,352,111,850	$32,624,038	$2,991,304	$14,751,046
Net Assets Consist of:
Paid-in capital	$772,459,307	$20,983,660	$2,250,206	$13,765,617
Accumulated net investment loss	(4,901,586)	(42,350)	(2,149)	(98,285)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	79,283,779	1,326,489	110,160	(47,705)
Net unrealized appreciation on investments	505,267,784	10,356,239	633,087	1,131,419
Net unrealized appreciation on foreign currency translations	2,566	—	—	—
Net Assets	$1,352,111,850	$32,624,038	$2,991,304	$14,751,046
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$274,160,865	$9,294,886	$805,126	$4,138,161
Shares of beneficial interest outstanding	9,318,715	434,878	60,505	333,577
Net Asset Value, offering, and redemption price per share	$29.42	$21.37	$13.31	$12.41
Class A:
Net assets	$169,017,053	$3,580,099	$203,448	$2,669,567
Shares of beneficial interest outstanding	5,947,347	174,635	15,455	208,668
Net Asset Value and redemption price per share	$28.42	$20.50	$13.16	$12.79
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$29.60	$21.35	$13.71	$13.32
Class C:
Net assets	$180,281,958	$2,246,910	$194,599	$1,307,248
Shares of beneficial interest outstanding	7,142,309	124,579	15,117	95,972
Net Asset Value and offering price per share(a)	$25.24	$18.04	$12.87	$13.62
Class I:
Net assets	$728,641,235	$17,501,073	$1,788,131	$6,636,070
Shares of beneficial interest outstanding	24,270,199	794,109	132,683	533,265
Net Asset Value, offering, and redemption price per share	$30.02	$22.04	$13.48	$12.44
Class T:
Net assets	$10,739	$1,070.20	—	—
Shares of beneficial interest outstanding	365	50.08	—	—
Net Asset Value and redemption price per share	$29.42	$21.37	—	—
Maximum offering price per share (NAV ÷ 0.975, based on maximum sales charge of 2.50% of the offering price)	$30.17	$21.92	—	—

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2017

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Assets:
Investments, at value (cost $49,783,350, $55,450,440, and $8,228,835, respectively)	$62,420,714	$65,590,614	$8,279,974
Investments in affiliates, at value	—	—	—
Cash	—	—	3,085
Deposit at brokers	—	—	—
Receivable for Fund shares sold	302	3,969	1,633
Receivable for investments sold	—	—	—
Receivable from Adviser	—	—	10,340
Dividends and interest receivable	30,790	188,268	49,936
Prepaid expenses	13,272	13,015	8,050
Total Assets	62,465,078	65,795,866	8,353,018
Liabilities:
Payable for investments purchased	—	—	135,842
Payable for Fund shares redeemed	10,000	2,201	387
Payable for investment advisory fees	50,382	40,044	4,090
Payable for distribution fees	12,545	17,412	1,864
Payable for accounting fees	11,250	11,250	—
Payable for custodian fees	2,880	2,777	2,038
Payable for legal and audit fees	27,258	27,307	28,761
Payable for shareholder communications expenses	11,123	9,547	3,291
Payable for shareholder services fees	8,263	8,157	2,429
Other accrued expenses	4,482	3,848	4,002
Total Liabilities	138,183	122,543	182,704
Net Assets	$62,326,895	$65,673,323	$8,170,314
Net Assets Consist of:
Paid-in capital	$43,036,465	$51,673,502	$7,989,609
Accumulated net investment income	220,526	32	—
Accumulated net realized gain on investments and foreign currency transactions	6,432,540	3,859,615	129,566
Net unrealized appreciation on investments	12,637,364	10,140,174	51,139
Net unrealized appreciation on foreign currency translations	—	—	—
Net Assets	$62,326,895	$65,673,323	$8,170,314
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$54,159,038	$50,934,003	$3,682,697
Shares of beneficial interest outstanding	3,957,113	4,188,098	326,621
Net Asset Value, offering, and redemption price per share	$13.69	$12.16	$11.28
Class A:
Net assets	$2,502,131	$8,164,867	$485,259
Shares of beneficial interest outstanding	183,444	667,694	43,083
Net Asset Value and redemption price per share	$13.64	$12.23	$11.26
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$14.21	$12.74	$11.73
Class C:
Net assets	$684,808	$4,585,357	$1,102,245
Shares of beneficial interest outstanding	52,810	369,502	103,005
Net Asset Value and offering price per share(a)	$12.97	$12.41	$10.70
Class I:
Net assets	$4,980,918	$1,989,096	$2,900,113
Shares of beneficial interest outstanding	364,556	163,777	257,074
Net Asset Value, offering, and redemption price per share	$13.66	$12.15	$11.28

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2017

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $98,232, $484, $114, and $1,050, respectively)	$ 9,216,170	$ 343,872	$ 26,510	$ 113,265
Dividends - affiliated	830,676	—	—	—
Interest	1,083,202	11,847	1,105	53,241

Total Investment Income.	11,130,048	355,719	27,615	166,506

Expenses:
Investment advisory fees	11,783,519	314,745	32,932	93,090
Distribution fees - Class AAA	663,055	27,626	2,774	10,687
Distribution fees - Class A	771,582	16,912	1,498	8,507
Distribution fees - Class C	1,741,082	22,344	1,953	8,745
Distribution fees - Class T	6	—	—	—
Accounting fees	45,000	—	—	—
Custodian fees	164,787	10,511	3,520	6,944
Interest expense	625	33	—	400
Legal and audit fees	158,904	41,584	21,297	26,561
Payroll expenses	—	—	2,044	—
Registration expenses	78,820	51,570	21,802	49,327
Shareholder communications expenses	365,840	20,173	5,633	9,419
Shareholder services fees	1,042,330	18,715	7,569	10,761
Trustees’ fees	80,540	2,111	232	598
Miscellaneous expenses	63,480	9,898	8,495	9,736

Total Expenses	16,959,570	536,222	109,749	234,775

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(122,027)	(76,114)	(122,517)
Advisory fee reduction on unsupervised assets (See Note 3)	(77,025)	—	—	—
Custodian fee credits	(1,563)	(120)	—	(139)
Expenses paid by broker (See Note 6)	(8,963)	(1,532)	(1,063)	—

Total Reimbursements, Waivers, Reductions, and Credits	(87,551)	(123,679)	(77,177)	(122,656)

Net Expenses	16,872,019	412,543	32,572	112,119

Net Investment Income/(Loss)	(5,741,971)	(56,824)	(4,957)	54,387

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Redemption In-Kind, and Foreign Currency:
Net realized gain on investments - unaffiliated	86,612,608	2,628,872	115,906	17,060
Net realized loss on investments - affiliated	(47,614)	—	—	—
Net realized gain on securities sold short	165,036	—	—	—
Net realized gain on redemption in-kind	—	—	39,222	—
Net realized gain on foreign currency transactions	9,167	—	—	—

Net realized gain on investments, securities sold short, redemption in-kind, and foreign currency transactions	86,739,197	2,628,872	155,128	17,060

Net change in unrealized appreciation/depreciation:
on investments	177,672,688	3,708,579	244,240	1,133,294
on foreign currency translations	3,746	—	—	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	177,676,434	3,708,579	244,240	1,133,294

Net Realized and Unrealized Gain on Investments, Securities Sold Short, Redemption In-Kind, and Foreign Currency	264,415,631	6,337,451	399,368	1,150,354

Net Increase in Net Assets Resulting from Operations	$258,673,660	$6,280,627	$394,411	$1,204,741

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2017

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $0, $0, and $0, respectively)	$1,323,222	$ 947,728	$ 8,288
Dividends - affiliated	—	—	—
Interest	—	562,424	349,453

Total Investment Income	1,323,222	1,510,152	357,741

Expenses:
Investment advisory fees	623,680	499,782	96,602
Distribution fees - Class AAA	134,095	130,115	9,743
Distribution fees - Class A	15,694	38,651	2,200
Distribution fees - Class C	9,967	49,363	11,952
Distribution fees - Class T	—	—	—
Accounting fees	45,000	45,000	—
Custodian fees	3,819	3,955	4,961
Interest expense	—	—	—
Legal and audit fees	31,361	31,790	30,016
Payroll expenses	—	—	—
Registration expenses	54,198	54,729	42,025
Shareholder communications expenses	31,642	28,361	8,623
Shareholder services fees	48,268	46,814	13,469
Trustees’ fees	4,273	4,534	1,046
Miscellaneous expenses	11,494	10,316	7,771

Total Expenses	1,013,491	943,410	228,408

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—	(83,760)
Advisory fee reduction on unsupervised assets (See Note 3)	—	—	—
Custodian fee credits	—	—	—
Expenses paid by broker (See Note 6)	(1,760)	(1,797)	—

Total Reimbursements, Waivers, Reductions, and Credits	(1,760)	(1,797)	(83,760)

Net Expenses	1,011,731	941,613	144,648

Net Investment Income	311,491	568,539	213,093

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Redemption In-Kind, and Foreign Currency:
Net realized gain on investments - unaffiliated	7,012,925	4,447,919	129,684
Net realized loss on investments - affiliated	—	—	—
Net realized loss on securities sold short	—	—	—
Net realized gain on redemption in-kind	—	—	—
Net realized loss on foreign currency transactions	—	—	—
Net realized gain on investments, securities sold short, redemption in-kind, and foreign currency transactions	7,012,925	4,447,919	129,684

Net change in unrealized appreciation/depreciation:
on investments	2,252,399	1,584,106	(564,517)
on foreign currency translations	—	—	—

Net change in unrealized appreciation/depreciation on investments	2,252,399	1,584,106	(564,517)

Net Realized and Unrealized Gain on Investments, Securities Sold Short, Redemption In-Kind, and Foreign Currency	9,265,324	6,032,025	(434,833)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,576,815	$6,600,564	$(221,740)

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets

For the Year Ended Ended September 30,

	Mighty MitesSM Fund		SmallCap Equity Fund		Mid-Cap Equity Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income/(loss)	$(5,741,971)	$(7,545,752)	$(56,824)	$(57,822)	$(4,957)	$(11,544)
Net realized gain on investments, securities sold short, redemption in-kind, and foreign currency transactions	86,739,197	58,438,217	2,628,872	2,297,290	155,128	117,460
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	177,676,434	90,584,805	3,708,579	2,050,135	244,240	240,606
Net Increase/(Decrease) in Net Assets Resulting from Operations	258,673,660	141,477,270	6,280,627	4,289,603	394,411	346,522
Distributions to Shareholders:
Net investment income
Class AAA	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
	—	—	—	—	—	—
Net realized gain
Class AAA	(12,112,850)	(6,095,461)	(1,120,049)	(1,157,380)	(21,204)	(79,782)
Class A	(6,973,598)	(3,660,523)	(282,966)	(490,551)	(4,128)	(23,063)
Class C	(9,278,000)	(4,948,570)	(229,623)	(546,624)	(2,204)	(12,061)
Class I	(22,623,866)	(10,716,802)	(1,008,986)	(1,549,159)	(19,507)	(86,372)
	(50,988,314)	(25,421,356)	(2,641,624)	(3,743,714)	(47,043)	(201,278)
Total Distributions to Shareholders	(50,988,314)	(25,421,356)	(2,641,624)	(3,743,714)	(47,043)	(201,278)
Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	46,277,238	25,166,399	5,179,585	4,274,883	503,380	355,459
Class A	37,625,664	13,798,430	800,502	236,596	84,849	19,774
Class C	22,015,082	17,038,503	311,575	610,708	21,694	24,420
Class I	222,822,655	98,912,516	5,631,113	963,829	122,671	81,792
Class T	10,000	—	1,000	—	—	—
	328,750,639	154,915,848	11,923,775	6,086,016	732,594	481,445
Proceeds from reinvestment of distributions
Class AAA	11,851,540	5,979,037	1,099,599	1,099,502	21,204	69,340
Class A	6,334,330	3,105,905	270,995	448,413	3,123	19,621
Class C	7,567,826	3,888,543	185,367	447,962	2,047	11,737
Class I	14,416,148	7,046,245	993,398	1,490,195	19,508	86,372
	40,169,844	20,019,730	2,549,359	3,486,072	45,882	187,070
Cost of shares redeemed
Class AAA	(85,877,875)	(68,915,531)	(8,983,081)	(2,487,786)	(1,628,525)	(701,109)
Class A	(43,270,182)	(44,872,412)	(742,991)	(1,121,302)	(230,286)	(304,721)
Class C	(52,086,231)	(51,145,275)	(730,299)	(1,740,637)	(42,312)	(124,531)
Class I	(93,376,064)	(171,152,381)	(1,909,312)	(1,731,285)	(305,769)	(560,784)
	(274,610,352)	(336,085,599)	(12,365,683)	(7,081,010)	(2,206,892)	(1,691,145)
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	94,310,131	(161,150,021)	2,107,451	2,491,078	(1,428,416)	(1,022,630)
Redemption Fees	1,172	2,669	581	1,987	5	58
Net Increase/(Decrease) in Net Assets	301,996,649	(45,091,438)	5,747,035	3,038,954	(1,081,043)	(877,328)
Net Assets:
Beginning of year	1,050,115,201	1,095,206,639	26,877,003	23,838,049	4,072,347	4,949,675
End of year	$1,352,111,850	$1,050,115,201	$32,624,038	$26,877,003	$2,991,304	$4,072,347
Undistributed net investment income	—	—	—	—	—	—

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

For the Year Ended September 30,

Convertible Securities Fund		Equity Fund		Balanced Fund		Intermediate Bond Fund

2017	2016	2017	2016	2017	2016	2017	2016

$54,387	$18,682	$311,491	$332,110	$568,539	$669,863	$213,093	$285,645

17,060	1,780,804	7,012,925	3,903,080	4,447,919	3,117,645	129,684	139,304

1,133,294	(1,047,191)	2,252,399	2,580,783	1,584,106	1,746,780	(564,517)	371,799

1,204,741	752,295	9,576,815	6,815,973	6,600,564	5,534,288	(221,740)	796,748

(70,888)	(15,808)	(293,061)	(211,307)	(482,424)	(576,148)	(48,082)	(57,195)
(37,114)	(1,643)	(10,405)	(7,679)	(57,301)	(56,715)	(7,121)	(10,078)
(13,786)	(517)	—	—	(5,528)	(17,080)	(5,847)	(4,384)
(97,611)	(1,339)	(34,162)	(29,046)	(23,315)	(24,897)	(152,069)	(214,019)
(219,399)	(19,307)	(337,628)	(248,032)	(568,568)	(674,840)	(213,119)	(285,676)

(171,202)	—	(3,329,667)	(4,079,809)	(2,878,995)	(3,761,458)	(29,726)	(91,989)
(48,555)	—	(231,525)	(283,279)	(379,547)	(458,819)	(5,414)	(16,150)
(36,328)	—	(55,386)	(59,970)	(282,541)	(353,385)	(9,133)	(8,637)
(51,404)	—	(266,964)	(331,753)	(101,837)	(127,425)	(95,098)	(249,249)
(307,489)	—	(3,883,542)	(4,754,811)	(3,642,920)	(4,701,087)	(139,371)	(366,025)
(526,888)	(19,307)	(4,221,170)	(5,002,843)	(4,211,488)	(5,375,927)	(352,490)	(651,701)

1,176,145	433,186	633,201	1,098,418	6,800,089	5,554,854	613,039	599,586
2,208,003	351,906	177,782	1,120,647	1,427,808	1,469,112	107,817	230,824
545,063	39,531	465,776	166,014	425,428	1,287,764	298,476	3,247,789
6,720,412	165,930	1,263,682	976,188	442,446	267,769	2,143,875	2,430,851
—	—	—	—	—	—	—	—
10,649,623	990,553	2,540,441	3,361,267	9,095,771	8,579,499	3,163,207	6,509,050

239,557	15,257	3,475,689	4,146,689	3,263,840	4,208,821	74,956	143,907
84,294	1,608	241,265	287,016	422,760	469,977	10,718	24,840
50,107	517	36,439	48,297	258,563	335,806	14,817	12,682
148,724	1,333	276,907	278,123	123,387	145,323	238,579	461,328
522,682	18,715	4,030,300	4,760,125	4,068,550	5,159,927	339,070	642,757

(1,825,247)	(2,245,733)	(7,622,675)	(6,983,605)	(11,090,185)	(13,736,422)	(1,040,146)	(1,629,881)
(948,677)	(361,000)	(1,886,165)	(889,260)	(1,033,374)	(1,509,758)	(415,391)	(263,915)
(226,560)	(191,875)	(742,638)	(75,800)	(1,832,466)	(1,341,488)	(317,041)	(2,526,488)
(797,451)	(45,940)	(1,231,226)	(1,489,488)	(540,455)	(375,998)	(13,216,920)	(1,918,411)
(3,797,935)	(2,844,548)	(11,482,704)	(9,438,153)	(14,496,480)	(16,963,666)	(14,989,498)	(6,338,695)

7,374,370	(1,835,280)	(4,911,963)	(1,316,761)	(1,332,159)	(3,224,240)	(11,487,221)	813,112
966	10	—	—	25	2	—	—
8,053,189	(1,102,282)	443,682	496,369	1,056,942	(3,065,877)	(12,061,451)	958,159

6,697,857	7,800,139	61,883,213	61,386,844	64,616,381	67,682,258	20,231,765	19,273,606
$14,751,046	$6,697,857	$62,326,895	$61,883,213	$65,673,323	$64,616,381	$8,170,314	$20,231,765
—	$1,996	$220,526	$246,663	$32	—	—	$129

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Net of Waivers/ Reimbursements/ Reductions		Operating Expenses Before Waivers/ Reimbursements/ Reductions(d)		Portfolio Turnover Rate
Mighty MitesSM Fund
Class AAA
2017	$24.76	$(0.12)		$5.97	$5.85	—	$(1.19)	$(1.19)	$0.00	$29.42	24.4%	$274,161	(0.46)%		1.41	%(e)	1.42%		8%
2016	22.02	(0.15)		3.41	3.26	—	(0.52)	(0.52)	0.00	24.76	15.0	256,488	(0.67)		1.41	(e)	1.41		6
2015	23.01	(0.06)		(0.50)	(0.56)	—	(0.43)	(0.43)	0.00	22.02	(2.6)	265,145	(0.27)		1.40	(e)	1.41		13
2014	23.81	(0.22)		0.80	0.58	—	(1.38)	(1.38)	0.00	23.01	2.2	365,022	(0.90)		1.41		1.42		14
2013	17.94	0.04		6.29	6.33	$(0.08)	(0.38)	(0.46)	0.00	23.81	36.2	476,112	0.19		1.41		1.43		15
Class A
2017	$24.01	$(0.18)		$5.78	$5.60	—	$(1.19)	$(1.19)	$0.00	$28.42	24.1%	$169,017	(0.72)%		1.66	%(e)	1.67%		8%
2016	21.43	(0.20)		3.30	3.10	—	(0.52)	(0.52)	0.00	24.01	14.6	141,893	(0.92)		1.66	(e)	1.66		6
2015	22.45	(0.12)		(0.47)	(0.59)	—	(0.43)	(0.43)	0.00	21.43	(2.8)	154,000	(0.51)		1.65	(e)	1.66		13
2014	23.32	(0.27)		0.78	0.51	—	(1.38)	(1.38)	0.00	22.45	2.0	175,108	(1.16)		1.66		1.67		14
2013	17.59	(0.02)		6.17	6.15	$(0.04)	(0.38)	(0.42)	0.00	23.32	35.8	139,464	(0.08)		1.66		1.68		15
Class C
2017	$21.55	$(0.27)		$5.15	$4.88	—	$(1.19)	$(1.19)	$0.00	$25.24	23.5%	$180,282	(1.21)%		2.16	%(e)	2.17%		8%
2016	19.38	(0.28)		2.97	2.69	—	(0.52)	(0.52)	0.00	21.55	14.1	175,241	(1.41)		2.16	(e)	2.16		6
2015	20.44	(0.21)		(0.42)	(0.63)	—	(0.43)	(0.43)	0.00	19.38	(3.2)	187,216	(1.01)		2.15	(e)	2.16		13
2014	21.46	(0.36)		0.72	0.36	—	(1.38)	(1.38)	0.00	20.44	1.4	208,795	(1.66)		2.16		2.17		14
2013	16.25	(0.10)		5.69	5.59	—	(0.38)	(0.38)	0.00	21.46	35.3	160,852	(0.57)		2.16		2.18		15
Class I
2017	$25.18	$(0.06)		$6.09	$6.03	—	$(1.19)	$(1.19)	$0.00	$30.02	24.7%	$728,641	(0.22)%		1.16	%(e)	1.17%		8%
2016	22.34	(0.10)		3.46	3.36	—	(0.52)	(0.52)	0.00	25.18	15.2	476,493	(0.44)		1.16	(e)	1.16		6
2015	23.27	(0.00	)(c)	(0.50)	(0.50)	—	(0.43)	(0.43)	0.00	22.34	(2.3)	488,846	(0.01)		1.15	(e)	1.16		13
2014	24.02	(0.16)		0.79	0.63	—	(1.38)	(1.38)	0.00	23.27	2.4	519,459	(0.67)		1.16		1.17		14
2013	18.13	0.08		6.35	6.43	$(0.16)	(0.38)	(0.54)	0.00	24.02	36.6	277,588	0.40		1.16		1.18		15
Class T(f)
2017	$27.40	$(0.04)		$ 2.06	$ 2.02	—	—	—	—	$29.42	7.4%	$11	(0.65	)%(g)	1.41	%(g)	1.42	%(g)	8%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)

Before advisory fee reduction on unsupervised assets totaling 0.01%, 0.01%, 0.01%, and 0.02% of net assets for the years ended September 30, 2017, 2015, 2014, and 2013, respectively. For the year ended September 30, 2016, there was no impact on the expense ratios.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2017, 2016, and 2015, there was no impact on the expense ratios.
(f)	Class T Shares were initially offered on July 5, 2017.
(g)	Annualized.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements		Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2017	$19.03	$(0.04)	$4.17	$4.13	—	$(1.79)	$(1.79)	$0.00	$21.37	23.1%	$9,295	(0.22)%		1.36	%(c)	1.74%		38%
2016	18.54	(0.04)	3.57	3.53	—	(3.04)	(3.04)	0.00	19.03	21.1	10,855	(0.25)		1.50	(c)	1.79		18
2015	20.52	(0.09)	(0.29)	(0.38)	—	(1.60)	(1.60)	—	18.54	(2.4)	7,721	(0.47)		1.50	(c)	1.66		23
2014	19.83	(0.07)	0.76	0.69	—	—	—	0.00	20.52	3.5	15,649	(0.35)		1.50		1.57		13
2013	15.32	(0.01)	4.52	4.51	—	—	—	0.00	19.83	29.4	19,576	(0.05)		1.50		1.63		12
Class A
2017	$18.37	$(0.09)	$4.01	$3.92	—	$(1.79)	$(1.79)	$0.00	$20.50	22.8%	$3,580	(0.47)%		1.60	%(c)	1.99%		38%
2016	18.02	(0.08)	3.47	3.39	—	(3.04)	(3.04)	0.00	18.37	20.9	2,871	(0.49)		1.75	(c)	2.04		18
2015	20.05	(0.14)	(0.29)	(0.43)	—	(1.60)	(1.60)	—	18.02	(2.7)	3,258	(0.71)		1.75	(c)	1.91		23
2014	19.41	(0.12)	0.76	0.64	—	—	—	0.00	20.05	3.3	4,269	(0.60)		1.75		1.82		13
2013	15.03	(0.04)	4.42	4.38	—	—	—	0.00	19.41	29.1	4,668	(0.22)		1.75		1.88		12
Class C
2017	$16.43	$(0.16)	$3.56	$3.40	—	$(1.79)	$(1.79)	$0.00	$18.04	22.2%	$2,247	(0.97)%		2.11	%(c)	2.49%		38%
2016	16.49	(0.15)	3.13	2.98	—	(3.04)	(3.04)	0.00	16.43	20.2	2,268	(0.99)		2.25	(c)	2.54		18
2015	18.56	(0.22)	(0.25)	(0.47)	—	(1.60)	(1.60)	—	16.49	(3.2)	3,081	(1.21)		2.25	(c)	2.41		23
2014	18.06	(0.21)	0.71	0.50	—	—	—	0.00	18.56	2.8	4,186	(1.10)		2.25		2.32		13
2013	14.06	(0.11)	4.11	4.00	—	—	—	0.00	18.06	28.4	4,460	(0.72)		2.25		2.38		12
Class I
2017	$19.53	$0.01	$4.29	$4.30	—	$(1.79)	$(1.79)	$0.00	$22.04	23.4%	$17,501	0.03%		1.09	%(c)	1.49%		38%
2016	18.90	0.00 (b)	3.67	3.67	—	(3.04)	(3.04)	0.00	19.53	21.5	10,883	0.00		1.25	(c)	1.54		18
2015	20.85	(0.04)	(0.31)	(0.35)	—	(1.60)	(1.60)	—	18.90	(2.2)	9,778	(0.21)		1.25	(c)	1.41		23
2014	20.09	(0.02)	0.78	0.76	—	—	—	0.00	20.85	3.8	17,230	(0.09)		1.25		1.32		13
2013	15.50	0.04	4.57	4.61	$(0.02)	—	(0.02)	0.00	20.09	29.8	13,688	0.22		1.25		1.38		12
Class T(d)
2017	$19.97	(0.01)	$1.41	$1.40	—	—	—	—	$21.37	7.0%	$1	(0.14	)%(e)	1.25	%(e)	1.74	%(e)	38%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received, for the year ended September 30, 2016 the expense ratios would have been 1.51%, 1.76%, 2.26%, 1.26% for Class AAA, Class A, Class C, and Class I, respectively. For the years ended September 30, 2017 and 2015, these credits had no material impact on the expense ratios.

(d)	Class T Shares were initially offered on July 5, 2017.
(e)	Annualized.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income/Loss		Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements		Portfolio Turnover Rate
Mid-Cap Equity Fund
Class AAA
2017	$11.88	$(0.03)	$1.60	$1.57	—	$(0.14)		$(0.14)		$13.31	13.4%	$805	(0.23)%		1.05	%(b)	3.39%		34%
2016	11.43	(0.04)	0.97	0.93	—	(0.48)		(0.48)		11.88	8.2	1,810	(0.40)		1.34(b	)(c)	3.26		15
2015	11.54	(0.06)	0.07	0.01	—	(0.12)		(0.12)		11.43	0.1	2,004	(0.52)		1.51(b	)(c)	2.74		25
2014	10.48	(0.04)	1.10	1.06	—	(0.00	)(d)	(0.00	)(d)	11.54	10.2	1,679	(0.39)		1.51(c	)	4.27		22
2013(e)	10.00	(0.01)	0.49	0.48	—	—		—		10.48	4.8	661	(0.42	)(f)	1.50(f	)	3.88(f	)(g)	3
Class A
2017	$11.78	$(0.06)	$1.58	$1.52	—	$(0.14)		$(0.14)		$13.16	13.1%	$203	(0.45)%		1.30	%(b)	3.64%		34%
2016	11.37	(0.07)	0.96	0.89	—	(0.48)		(0.48)		11.78	7.9	309	(0.65)		1.63(b	)(c)	3.44		15
2015	11.51	(0.09)	0.07	(0.02)	—	(0.12)		(0.12)		11.37	(0.2)	593	(0.77)		1.76(b	)(c)	2.99		25
2014	10.47	(0.08)	1.12	1.04	—	(0.00	)(d)	(0.00	)(d)	11.51	10.0	682	(0.69)		1.76(c	)	4.52		22
2013(e)	10.00	0.03	0.44	0.47	—	—		—		10.47	4.7	188	0.81(f	)	1.75(f	)	4.13(f	)(g)	3
Class C
2017	$11.58	$(0.11)	$1.54	$1.43	—	$(0.14)		$(0.14)		$12.87	12.5%	$195	(0.95)%		1.80	%(b)	4.14%		34%
2016	11.24	(0.12)	0.94	0.82	—	(0.48)		(0.48)		11.58	7.4	193	(1.17)		2.11(b	)(c)	3.98		15
2015	11.43	(0.15)	0.08	(0.07)	—	(0.12)		(0.12)		11.24	(0.6)	274	(1.27)		2.26(b	)(c)	3.49		25
2014	10.45	(0.13)	1.11	0.98	—	(0.00	)(d)	(0.00	)(d)	11.43	9.4	239	(1.17)		2.26(c	)	5.02		22
2013(e)	10.00	(0.02)	0.47	0.45	—	—		—		10.45	4.5	74	(0.65	)(f)	2.25(f	)	4.63(f	)(g)	3
Class I
2017	$12.00	$0.01	$1.61	$1.62	—	$(0.14)		$(0.14)		$13.48	13.7%	$1,788	0.05%		0.80	%(b)	3.14%		34%
2016	11.49	0.00	0.99	0.99	—	(0.48)		(0.48)		12.00	8.7	1,760	0.04		0.90(b	)(c)	3.00		15
2015	11.57	(0.03)	0.07	0.04	—	(0.12)		(0.12)		11.49	0.3	2,079	(0.27)		1.26(b	)(c)	2.49		25
2014	10.48	(0.01)	1.11	1.10	$(0.01)	(0.00	)(d)	(0.01)		11.57	10.5	2,345	(0.09)		1.26(c	)	4.02		22
2013(e)	10.00	(0.01)	0.49	0.48	—	—		—		10.48	4.8	1,155	(0.20	)(f)	1.25(f	)	3.63(f	)(g)	3

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received, the expense ratios for the years ended September 30, 2017, 2016, and 2015 would have been 1.08%, 1.39%, and 1.54% ( Class AAA), 1.33%, 1.68%, and 1.79% (Class A), 1.83%, 2.16%, and 2.29% (Class C), and 0.83%, 0.95%, and 1.29% (Class I Shares), respectively.

(c)

The Fund incurred interest expense during the years ended September 2016, 2015, and 2014. For the year ended September 30, 2016, there was no material impact on the expense ratios. For the years ended September 30, 2015 and 2014, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.33% and 1.50% (Class AAA), 1.62% and 1.75% (Class A), 2.10% and 2.25% (Class C), 0.89% and 1.25% (Class I), respectively.

(d)	Amount represents less than $0.005 per share.
(e)	From the commencement of offering of Fund Shares on May 31, 2013 through September 30, 2013.
(f)	Annualized.
(g)

Certain non-recurring expenses incurred by the Fund were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total operating expense ratios before waivers and reimbursements would have been 10.11% (Class AAA), 10.36% (Class A), 10.86% (Class C), and 9.86% (Class I).

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

			Income (Loss) from Investment Operations				Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions		Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Convertible Securities Fund
Class AAA
2017	$11.59	$0.07	$1.49	$1.56	$(0.21)		$(0.53)		$(0.74)	—		$12.41	14.1%	$4,138	0.57%	1.15%		2.47%	40%
2016	10.53	0.04	1.05	1.09	(0.03)		—	(0.03)		—		11.59	10.4	4,240	0.38	2.00	(b)	2.74	20
2015	11.79	0.04	(1.27)	(1.23)	(0.03)		—	(0.03)		—		10.53	(10.5)	5,525	0.31	2.00	(b)	2.40	19
2014	10.40	0.21	1.38	1.59	(0.20)		—	(0.20)		$0.00	(c)	11.79	15.5	6,240	1.86	2.00		2.42	31
2013	8.96	0.07	1.45	1.52	(0.08)		—	(0.08)		0.00	(c)	10.40	17.0	6,147	0.73	2.00		2.57	13
Class A
2017	$11.94	$0.05	$1.52	$1.57	$(0.19)		$(0.53)	$(0.72)		—		$12.79	13.8%	$2,670	0.42%	1.40%		2.72%	40%
2016	10.87	0.01	1.08	1.09	(0.02)		—	(0.02)		—		11.94	10.1	1,191	0.10	2.25	(b)	2.99	20
2015	12.18	0.01	(1.30)	(1.29)	(0.02)		—	(0.02)		—		10.87	(10.6)	1,081	0.06	2.25	(b)	2.65	19
2014	10.75	0.19	1.43	1.62	(0.19)		—	(0.19)		$0.00	(c)	12.18	15.2	1,013	1.63	2.25		2.67	31
2013	9.26	0.05	1.49	1.54	(0.05)		—	(0.05)		0.00	(c)	10.75	16.7	907	0.44	2.25		2.82	13
Class C
2017	$12.69	$(0.02)	$1.63	$1.61	$(0.15)		$(0.53)	$(0.68)		—		$13.62	13.3%	$1,307	(0.19)%	1.90%		3.22%	40%
2016	11.59	(0.04)	1.14	1.10	(0.00	)(c)	—	(0.00	)(c)	—		12.69	9.6	873	(0.37)	2.75	(b)	3.49	20
2015	13.04	(0.06)	(1.39)	(1.45)	(0.00	)(c)	—	(0.00	)(c)	—		11.59	(11.1)	943	(0.44)	2.75	(b)	3.15	19
2014	11.54	0.17	1.50	1.67	(0.17)		—	(0.17)		$0.00	(c)	13.04	14.6	1,045	1.30	2.75		3.17	31
2013	9.94	0.00 (c)	1.61	1.61	(0.01)		—	(0.01)		0.00	(c)	11.54	16.2	1,086	0.01	2.75		3.32	13
Class I
2017	$11.61	$0.12	$1.48	$1.60	$(0.24)		$(0.53)	$(0.77)		—		$12.44	14.5%	$6,636	1.00%	0.90%		2.22%	40%
2016	10.56	0.07	1.04	1.11	(0.06)		—	(0.06)		—		11.61	10.6	394	0.61	1.75	(b)	2.49	20
2015	11.80	0.07	(1.27)	(1.20)	(0.04)		—	(0.04)		—		10.56	(10.2)	251	0.56	1.75	(b)	2.15	19
2014	10.40	0.24	1.39	1.63	(0.23)		—	(0.23)		$0.00	(c)	11.80	15.8	290	2.15	1.75		2.17	31
2013	8.96	0.10	1.44	1.54	(0.10)		—	(0.10)		0.00	(c)	10.40	17.3	185	0.99	1.75		2.32	13

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been received, the expense ratios for the years ended September 30, 2016 and 2015 would have been 2.01% and 2.02% (Class AAA), 2.26% and 2.27% (Class A), 2.76% and 2.77% (Class C), and 1.76% and 1.77% (Class I Shares), respectively.

(c)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(b)		Portfolio Turnover Rate
Equity Fund
Class AAA
2017	$12.59	$0.06	$1.91	$1.97	$(0.07)	$(0.80)	$(0.87)	$13.69	16.6%	$54,159	0.50%	1.62	%(c)	28%
2016	12.22	0.07	1.30	1.37	(0.05)	(0.95)	(1.00)	12.59	11.4	53,063	0.54	1.63	(c)	31
2015	13.65	0.05	(0.09)	(0.04)	(0.06)	(1.33)	(1.39)	12.22	(0.9)	53,238	0.37	1.59	(c)	28
2014	11.88	0.05	1.76	1.81	(0.04)	—	(0.04)	13.65	15.3	60,587	0.37	1.59		51
2013	9.92	0.06	1.99	2.05	(0.09)	—	(0.09)	11.88	20.9	64,595	0.53	1.62	(d)	53
Class A
2017	$12.55	$0.04	$1.89	$1.93	$(0.04)	$(0.80)	$(0.84)	$13.64	16.3%	$2,502	0.28%	1.87	%(c)	28%
2016	12.19	0.03	1.31	1.34	(0.03)	(0.95)	(0.98)	12.55	11.2	3,719	0.29	1.88	(c)	31
2015	13.61	0.02	(0.09)	(0.07)	(0.02)	(1.33)	(1.35)	12.19	(1.1)	3,125	0.12	1.84	(c)	28
2014	11.84	0.02	1.76	1.78	(0.01)	—	(0.01)	13.61	15.0	3,329	0.12	1.84		51
2013	9.89	0.03	1.99	2.02	(0.07)	—	(0.07)	11.84	20.5	3,256	0.27	1.87	(d)	53
Class C
2017	$11.99	$(0.03)	$1.81	$1.78	—	$(0.80)	$(0.80)	$12.97	15.7%	$685	(0.25)%	2.37	%(c)	28%
2016	11.72	(0.03)	1.25	1.22	—	(0.95)	(0.95)	11.99	10.6	843	(0.23)	2.38	(c)	31
2015	13.18	(0.05)	(0.08)	(0.13)	—	(1.33)	(1.33)	11.72	(1.6)	684	(0.37)	2.34	(c)	28
2014	11.51	(0.05)	1.72	1.67	—	—	—	13.18	14.5	676	(0.38)	2.34		51
2013	9.62	(0.02)	1.93	1.91	$(0.02)	—	(0.02)	11.51	19.9	693	(0.22)	2.37	(d)	53
Class I
2017	$12.57	$0.10	$1.89	$1.99	$(0.10)	$(0.80)	$(0.90)	$13.66	16.9%	$4,981	0.75%	1.37	%(c)	28%
2016	12.21	0.09	1.30	1.39	(0.08)	(0.95)	(1.03)	12.57	11.7	4,258	0.77	1.38	(c)	31
2015	13.64	0.08	(0.09)	(0.01)	(0.09)	(1.33)	(1.42)	12.21	(0.6)	4,340	0.61	1.34	(c)	28
2014	11.89	0.08	1.74	1.82	(0.07)	—	(0.07)	13.64	15.4	3,547	0.60	1.34		51
2013	9.93	0.09	1.99	2.08	(0.12)	—	(0.12)	11.89	21.2	2,204	0.84	1.37	(d)	53

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data are calculated using the average shares outstanding method.
(b)

The Fund incurred interest expense during the years ended September 30, 2014 and 2013. This interest expense was paid for by prior years Custodian Fee Credits. The effect of interest expense was minimal.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the year ended September 30, 2013 would have been 1.60% (Class AAA), 1.85% (Class A), 2.35% (Class C), and 1.35% (Class I) Shares, respectively. For the years ended September 30, 2017, 2016, 2015, and 2014, there were no Custodian Fee Credits.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses††		Portfolio Turnover Rate
Balanced Fund
Class AAA
2017	$11.75	$0.11	$1.04	$1.15	$(0.11)	$(0.63)	$(0.74)	$12.16	10.3%	$50,934	0.93%	1.33	%(b)	23%
2016	11.72	0.12	0.85	0.97	(0.12)	(0.82)	(0.94)	11.75	8.6	50,105	1.06	1.35	(b)	23
2015	12.91	0.13	(0.08)	0.05	(0.13)	(1.11)	(1.24)	11.72	0.0	53,989	1.01	1.31	(b)	27
2014	12.76	0.14	1.07	1.21	(0.14)	(0.92)	(1.06)	12.91	9.9	69,187	1.07	1.29		39
2013	11.48	0.15	1.28	1.43	(0.15)	—	(0.15)	12.76	12.5	70,824	1.21	1.30		36
Class A
2017	$11.81	$0.08	$1.05	$1.13	$(0.08)	$(0.63)	$(0.71)	$12.23	10.1%	$8,165	0.68%	1.58	%(b)	23%
2016	11.78	0.10	0.85	0.95	(0.10)	(0.82)	(0.92)	11.81	8.2	7,040	0.81	1.60	(b)	23
2015	12.97	0.09	(0.07)	0.02	(0.10)	(1.11)	(1.21)	11.78	(0.2)	6,577	0.76	1.56	(b)	27
2014	12.82	0.11	1.07	1.18	(0.11)	(0.92)	(1.03)	12.97	9.5	6,443	0.83	1.54		39
2013	11.53	0.12	1.29	1.41	(0.12)	—	(0.12)	12.82	12.3	5,869	0.95	1.55		36
Class C
2017	$11.97	$0.02	$1.06	$1.08	$(0.01)	$(0.63)	$(0.64)	$12.41	9.6%	$4,585	0.18%	2.08	%(b)	23%
2016	11.92	0.04	0.87	0.91	(0.04)	(0.82)	(0.86)	11.97	7.8	5,575	0.30	2.10	(b)	23
2015	13.12	0.03	(0.08)	(0.05)	(0.04)	(1.11)	(1.15)	11.92	(0.8)	5,260	0.26	2.06	(b)	27
2014	12.95	0.04	1.09	1.13	(0.04)	(0.92)	(0.96)	13.12	9.0	5,350	0.32	2.04		39
2013	11.64	0.05	1.31	1.36	(0.05)	—	(0.05)	12.95	11.7	5,257	0.43	2.05		36
Class I
2017	$11.73	$0.14	$1.05	$1.19	$(0.14)	$(0.63)	$(0.77)	$12.15	10.7%	$1,989	1.18%	1.08	%(b)	23%
2016	11.70	0.15	0.85	1.00	(0.15)	(0.82)	(0.97)	11.73	8.8	1,896	1.30	1.10	(b)	23
2015	12.90	0.16	(0.09)	0.07	(0.16)	(1.11)	(1.27)	11.70	0.2	1,856	1.26	1.06	(b)	27
2014	12.76	0.17	1.06	1.23	(0.17)	(0.92)	(1.09)	12.90	10.0	2,438	1.35	1.04		39
2013	11.48	0.18	1.28	1.46	(0.18)	—	(0.18)	12.76	12.8	1,060	1.44	1.05		36

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended 2015, 2014, and 2013 would have been 1.32%, 1.27%, and 1.28% (Class AAA), 1.57%, 1.52%, and 1.53% (Class A), 2.07%, 2.02%, and 2.03% (Class C), and 1.07%, 1.02%, and 1.03% (Class I) Shares, respectively. For the years ended September 30, 2017 and 2016, there were no Custodian Fee Credits.

(a)	Per share data are calculated using the average shares outstanding method.
(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2017, 2016, and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate

Intermediate Bond Fund
Class AAA
2017	$11.64	$0.14	$(0.28)	$(0.14)	$(0.14)	$(0.08)	$(0.22)	$11.28	(1.2)%	$ 3,683	1.23%	1.00%	1.52%	36%
2016	11.56	0.15	0.30	0.45	(0.15)	(0.22)	(0.37)	11.64	4.1	4,170	1.32	1.00	1.42	48
2015	11.59	0.18	(0.03)	0.15	(0.18)	—	(0.18)	11.56	1.3	5,045	1.58	1.00	1.36	65
2014	11.68	0.15	(0.09)	0.06	(0.15)	—	(0.15)	11.59	0.5	5,174	1.29	1.00	1.38	16
2013	12.06	0.14	(0.36)	(0.22)	(0.15)	$(0.01)	(0.16)	11.68	(1.9)	8,737	1.21	1.00	1.36	20
Class A
2017	$11.63	$0.13	$(0.29)	$(0.16)	$(0.13)	$(0.08)	$(0.21)	$11.26	(1.4)%	$ 485	1.13%	1.10%	1.62%	36%
2016	11.55	0.14	0.30	0.44	(0.14)	(0.22)	(0.36)	11.63	3.9	807	1.21	1.10	1.52	48
2015	11.58	0.17	(0.03)	0.14	(0.17)	—	(0.17)	11.55	1.2	809	1.48	1.10	1.46	65
2014	11.66	0.14	(0.08)	0.06	(0.14)	—	(0.14)	11.58	0.5	928	1.21	1.10	1.48	16
2013	12.04	0.13	(0.37)	(0.24)	(0.13)	(0.01)	(0.14)	11.66	(2.0)	1,066	1.06	1.10	1.46	20
Class C
2017	$11.05	$0.05	$(0.27)	$(0.22)	$(0.05)	$(0.08)	$(0.13)	$10.70	(2.0)%	$ 1,102	0.49%	1.75%	2.27%	36%
2016	10.99	0.06	0.28	0.34	(0.06)	(0.22)	(0.28)	11.05	3.2	1,144	0.51	1.75	2.17	48
2015	11.01	0.09	(0.02)	0.07	(0.09)	—	(0.09)	10.99	0.7	398	0.82	1.75	2.11	65
2014	11.09	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	11.01	(0.2)	503	0.55	1.75	2.13	16
2013	11.46	0.05	(0.36)	(0.31)	(0.05)	(0.01)	(0.06)	11.09	(2.7)	803	0.43	1.75	2.11	20
Class I
2017	$11.65	$0.17	$(0.29)	$(0.12)	$(0.17)	$(0.08)	$(0.25)	$11.28	(1.0)%	$ 2,900	1.47%	0.75%	1.27%	36%
2016	11.57	0.18	0.30	0.48	(0.18)	(0.22)	(0.40)	11.65	4.3	14,111	1.56	0.75	1.17	48
2015	11.60	0.21	(0.03)	0.18	(0.21)	—	(0.21)	11.57	1.6	13,022	1.82	0.75	1.11	65
2014	11.68	0.18	(0.08)	0.10	(0.18)	—	(0.18)	11.60	0.9	14,705	1.58	0.75	1.13	16
2013	12.06	0.17	(0.36)	(0.19)	(0.18)	(0.01)	(0.19)	11.68	(1.6)	11,910	1.45	0.75	1.11	20

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share data are calculated using the average shares outstanding method.

See accompanying notes to financial statements.

TETON Westwood Funds

Notes to Financial Statements (Unaudited) (Continued)

1. Organization. The TETON Westwood Funds (the “Trust”) was organized as a Massachusetts business trust on June 12, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and currently consists of seven active separate investment portfolios: TETON Westwood Mighty MitesSM Fund (“Mighty MitesSM Fund”), TETON Westwood SmallCap Equity Fund (“SmallCap Equity Fund”), TETON Westwood Mid-Cap Equity Fund (“Mid-Cap Equity Fund”), TETON Convertible Securities Fund (“Convertible Securities Fund”), TETON Westwood Equity Fund (“Equity Fund”), TETON Westwood Balanced Fund (“Balanced Fund”), and TETON Westwood Intermediate Bond Fund (“Intermediate Bond Fund”), (individually, a “Fund” and collectively, the “Funds”). Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Class T Shares were first issued on July 5, 2017 for Mighty MitesSM Fund and SmallCap Equity Fund.

The investment objectives of each Fund are as follows:

●	Mighty MitesSM Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

●	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

●	Mid-Cap Equity Fund seeks to provide long term growth of capital and future income by investing primarily in mid-cap equity securities.

●	Convertible Securities Fund seeks to provide a high level of current income as well as long term capital appreciation.

●	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

●	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

●	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2. Significant Accounting Policies. As an investment company, the Trust follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the “Adviser”). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities fair value, in which case these securities will be fair value as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2017 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 9/30/17
MIGHTY MITESSM FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Airlines	$2,849,400	$309,375	—	$3,158,775
Automotive: Parts and Accessories	36,306,330	—	$4,000,000	40,306,330
Aviation: Parts and Services	15,433,901	566,291	—	16,000,192
Business Services	42,854,876	24,750	0	42,879,626
Communications Equipment	5,111,450	69	—	5,111,519
Computer Hardware	—	—	0	0
Consumer Products	37,186,148	92,232	26	37,278,406
Consumer Services	7,911,992	133,929	—	8,045,921
Diversified Industrial	129,111,541	—	224,234	129,335,775
Electronics	41,345,089	—	0	41,345,089
Energy and Utilities: Natural Gas	4,639,264	2,019,349	—	6,658,613
Entertainment	13,290,831	—	0	13,290,831
Environmental Control	12,230,045	2,716	—	12,232,761
Financial Services	69,431,957	944,800	400,000	70,776,757
Food and Beverage	53,794,318	190,925	—	53,985,243
Health Care	98,674,398	—	0	98,674,398
Manufactured Housing and Recreational Vehicles	11,935,179	2,963,238	—	14,898,417
Metals and Mining	20,023,775	1,612	—	20,025,387
Real Estate	27,442,778	1,934,757	1,255	29,378,790
Specialty Chemicals	37,280,051	2,271	—	37,282,322
Telecommunications	38,775,812	266,500	24,124	39,066,436
Other Industries (a)	382,032,579	—	—	382,032,579
Total Common Stocks	1,087,661,714	9,452,814	4,649,639	1,101,764,167
Preferred Stocks (a)	9,534,307	206,159	—	9,740,466
Convertible Preferred Stocks (a)	—	1,504,388	—	1,504,388
Rights (a)	144,000	—	78,001	222,001
Warrants (a)	—	6,817	0	6,817
U.S. Government Obligations	—	236,136,851	—	236,136,851
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,097,340,021	$247,307,029	$4,727,640	$1,349,374,690

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$32,309,550	—	—	$ 32,309,550
U.S. Government Obligations	—	$249,505	—	249,505
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$32,309,550	$249,505	—	$ 32,559,055

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 09/30/17
MID-CAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$ 2,750,818	—	—	$ 2,750,818
U.S. Government Obligations	—	$ 249,551	—	249,551
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 2,750,818	$ 249,551	—	$ 3,000,369

CONVERTIBLE SECURITIES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$ 12,226,623	—	$ 12,226,623
Convertible Preferred Stocks (a)	$ 357,734	—	—	357,734
Mandatory Convertible Securities (a)	1,479,644	392,490	—	1,872,134
U.S. Government Obligations	—	449,013	—	449,013
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 1,837,378	$ 13,068,126	—	$ 14,905,504

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$ 61,835,974	—	—	$ 61,835,974
Short Term Investments	584,740	—	—	584,740
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 62,420,714	—	—	$ 62,420,714

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$ 44,955,992	—	—	$ 44,955,992
Corporate Bonds (a)	—	$ 12,913,698	—	12,913,698
U.S. Government Agency Obligations	—	2,849,257	—	2,849,257
U.S. Government Obligations	—	4,097,012	—	4,097,012
Short Term Investments	774,655	—	—	774,655
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 45,730,647	$ 19,859,967	—	$ 65,590,614

INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds (a)	—	$ 5,081,279	—	$ 5,081,279
U.S. Government Agency Obligations	—	1,422,970	—	1,422,970
U.S. Government Obligations	—	1,775,725	—	1,775,725
TOTAL INVESTMENTS IN SECURITIES – ASSETS	—	$ 8,279,974	—	$ 8,279,974

(a)   Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended September 30, 2017, the Mighty MitesSM Fund had transfers of $3,215,902 or 0.31% of net assets as of September 30, 2016 from Level 1 to Level 2, transfers of $12,344,335 or 1.18% of net assets as of September 30, 2016 from Level 2 to Level 1, transfers of $3,852,005 or 0.37% of net assets as of September 30, 2016 from Level 1 to Level 3, transfers of $399,159 or 0.04% of net assets as of September 30, 2016 from Level 2 to Level 3, and transfers of $240,757 or 0.02% of net assets as of September 30, 2016 from Level 3 to Level 2. Transfers from Level 1 to Level 2, transfers from Level 1 to Level 3, and transfers from Level 2 to Level 3 are due to a decline in market activity, e.g., frequency of trades, which resulted in a lack of available market inputs to determine price. Transfers from Level 2 to Level 1, and transfers from Level 3 to level 2 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

The SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2017. The Funds’ policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2017 or September 30, 2016 for SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for Mighty MitesSM Fund for which significant unobservable inputs were used to determine fair value:

MIGHTY MITESSM FUND	Balance as of 9/30/16	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 9/30/17	Net change in unrealized appreciation/ depreciation on Level 3 investments still held at 9/30/17†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	—	—	—	$156,000	—	—	$3,844,000	—	$4,000,000	$156,000
Business Services	—	—	—	—	—	—	—	—	0	—
Computer Hardware	—	—	—	(3,650)	—	—	3,650	—	0	(3,650)
Consumer Products	$31	—	$(2,600)	2,576	—	—	19	—	26	2,576
Diversified Industrial	—	—	(49,451)	(126,347)	$14,100	$(1,759)	387,691	—	224,234	(126,347)
Educational Services	476	—	(198,119)	197,643	—	—	—	—	0	197,643
Electronics	12,754	—	—	(12,754)	—	—	—	—	0	(12,754)
Entertainment	—	—	—	(755)	—	—	755	—	0	(755)
Financial Services	400,000	—	—	—	—	—	—	—	400,000	—
Health Care	640	—	—	(640)	—	—	—	—	0	(640)
Real Estate	241,076	—	—	(2,664)	—	—	3,600	$(240,757)	1,255	(2,664)
Telecommunications	—	—	—	12,675	—	—	11,449	—	24,124	12,675
Transportation	465	—	(7,995)	7,530	—	—	—	—	0	7,530
Total Common Stocks	655,442	—	(258,165)	229,614	14,100	(1,759)	4,251,164	(240,757)	4,649,639	229,614
Rights	262,000	—	—	(184,000)	1	—	—	—	78,001	(184,000)
Warrants	—	—	—	—	0	—	0	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$917,442	—	$(258,165)	$45,614	$14,101	$(1,759)	$4,251,164	$(240,757)	$4,727,640	$45,614

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2017.

Description	Balance at 9/30/17	Valuation Technique	Unobservable Input	Range
MIGHTY MITESSM FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$4,000,000	Acquisition Price/Cash Flow Analysis	Discount Range	0%
Business Services	0	Acquisition Price/Cash Flow Analysis	Discount Range	0%
Computer Hardware	0	Liquidation Plan	Discount Range	0%
Consumer Products	26	Last Price	Discount Range	0%
Diversified Industrial	224,234	Last Price	Discount Range	0%
Electronics	0	Liquidation Plan	Discount Range	0%
Entertainment	0	Bankruptcy Plan/Last Price	Discount Range	0%
Financial Services	400,000	Last Price	Discount Range	0%
Health Care	0	Last Price/Intrinsic value	Discount Range	0%
Real Estate	255	Restructure Plan/Cash Flow Analysis	Discount Range	0%
Real Estate	1,000	Last Price	Discount Range	0%
Telecommunications	24,124	Last Price	Discount Range	0%
Total Common Stocks	4,649,639
Rights:
Entertainment	1	Last Price	Discount Range	0%
Health Care	78,000	Acquisition Price/Cash Flow Analysis	Discount Range	0%
Health Care	0	Intrinsic value	Discount Range	0%
Total Rights	78,001
Warrants	0	Black Scholes	Discount Range	0%
TOTAL INVESTMENTS IN LEVEL 3 SECURITIES	$4,727,640

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

TETON Westwood Funds

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Funds may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Funds record an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Funds record a realized gain or loss when the short position is closed out. By entering into a short sale, the Funds bear the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Funds on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2017, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty MitesSM Fund, SmallCap Equity Fund, and Convertible Securities Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. Securities deemed as liquid are not included in the limitations described above. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Funds held as of September 30, 2017, refer to the Schedules of Investments.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended September 30, 2017, both the Mighty MitesSM Fund’s and Intermediate Bond Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds were 1 basis point and 2 basis points, respectively. For the year ended September 30, 2017, the Equity Fund’s and Balanced Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. These amounts, if any, would be included in the Statements of Operations.

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Equity Fund, and quarterly for the Convertible Securities Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, net operating loss write off, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds.

TETON Westwood Funds

Notes to Financial Statements (Continued)

For the year ended September 30, 2017, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Mighty MitesSM Fund	$7,935,066	$(1,848,447)	$(6,086,619)
SmallCap Equity Fund	51,474	(51,396)	(78)
Mid-Cap Equity Fund	13,633	(38,862)	25,229
Convertible Securities Fund	64,731	(64,731)	—
Equity Fund	—	—	—
Balanced Fund	61	(61)	—
Intermediate Bond Fund	(103)	103	—

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

	Year Ended September 30,			Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2017		2016	2017	2016	2017	2016	2017	2016
	Mighty MitesSM Fund			SmallCap Equity Fund		Mid-Cap Equity Fund		Convertible Securities Fund
Ordinary Income (inclusive of short term capital gains)	—		—	—	—	—	—	$220,857	$19,307
Net long term capital gains	$50,989,812	*	$25,421,368	$2,641,624	$3,743,714	$47,043	$201,278	306,031	—

Total distributions paid	$50,989,812		$25,421,368	$2,641,624	$3,743,714	$47,043	$201,278	$526,888	$19,307

	Equity Fund			Balanced Fund		Intermediate Bond Fund
Ordinary Income (inclusive of short term capital gains)	$337,628		$248,032	$568,568	$669,455	$312,571	$306,332
Net long term capital gains	3,883,542		4,754,811	3,642,920	4,706,472	39,919	345,369

Total distributions paid	$4,221,170		$5,002,843	$4,211,488	$5,375,927	$352,490	$651,701

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Undistributed ordinary income (inclusive of short term capital gains) .	—	—	—	$7,304	$879,294	$410,804	$24,058
Undistributed long term capital gain	$84,597,670	$1,546,567	$130,337	—	5,773,773	3,448,839	105,509
Accumulated capital loss carryforward .	—	—	—	(10)	—	—	—
Unrealized appreciation/(depreciation) .	499,903,632	10,253,333	632,497	1,025,829	12,637,363	10,140,178	51,138
Qualified late year loss deferral*	(4,848,758)	(159,522)	(21,734)	(47,693)	—	—	—

Total accumulated earnings	$579,652,544	$11,640,378	$741,100	$985,430	$19,290,430	$13,999,821	$180,705

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, and losses on sales of securities and foreign currency realized after October 31 (certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.

At September 30, 2017, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, investments in REITs, and basis adjustments in partnerships.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2017:

	Mighty MitesSM Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Aggregate cost of investments	$849,473,625	$22,305,722	$2,367,872	$13,879,675	$49,783,351	$55,450,436	$8,228,836

Gross unrealized appreciation	$550,076,546	$10,587,245	$660,192	$1,254,996	$14,102,930	$11,233,981	$126,610
Gross unrealized depreciation	(50,175,481)	(333,912)	(27,695)	(229,167)	(1,465,567)	(1,093,803)	(75,472)

Net unrealized appreciation/ depreciation	$499,901,065	$10,253,333	$632,497	$1,025,829	$12,637,363	$10,140,178	$51,138

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Mighty MitesSM Fund with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the year ended September 30, 2017, the Funds’ Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $77,025.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangements continue at least until January 31, 2019. For the year ended September 30, 2017, the Adviser waived fees or reimbursed expenses in the amounts of $122,027, $76,114, $122,517, and $83,760 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund, respectively.

During the year ended September 30, 2017, the expense limitations in place for the SmallCap Equity Fund were as follows:

	From October 1, 2016 through February 28, 2017	From March 1, 2017 through September 30, 2017
SmallCap Equity Fund Class AAA	1.50%	1.25%
SmallCap Equity Fund Class A	1.75%	1.50%
SmallCap Equity Fund Class C	2.25%	2.00%
SmallCap Equity Fund Class I	1.25%	1.00%
SmallCap Equity Fund Class T	NA	1.25%

In addition, the SmallCap Equity Fund, the Convertible Securities Fund, and the Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of these Funds fall below the foregoing respective expense limitations based on average net assets for the SmallCap Equity Fund, and below the following expense limitations for the Convertible Securities Fund and the Intermediate Bond Fund for Class AAA Shares 1.15% and 1.00%, respectively, for Class A Shares 1.40% and 1.10%, respectively, for Class C Shares 1.90 and 1.75%, respectively, and for Class I Shares 0.90% and 0.75%, respectively. As of

TETON Westwood Funds

Notes to Financial Statements (Continued)

September 30, 2017, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are as follows:

	For the year ended September 30, 2016, expiring September 30, 2018	For the year ended September 30, 2017, expiring September 30, 2019	Total
SmallCap Equity Fund.	$62,663	$122,027	$184,690
Convertible Securities Fund	52,910	122,517	175,427
Intermediate Bond Fund	82,578	83,760	166,338

The Mid-Cap Equity Fund is obliged to repay the Adviser for a period of three fiscal years following the fiscal year in which the Adviser reimbursed the Fund, only to the extent that the operating expenses of the Fund falls below the applicable expense limitation for Class AAA of 1.05%, Class A of 1.30%, Class C of 1.80%, and Class I of 0.80%, of average daily net assets, the annual limitation under the Advisory Agreement. As of September 30, 2017, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next three fiscal years are as follows:

	For the year ended September 30, 2015, expiring September 30, 2018	For the year ended September 30, 2016, expiring September 30, 2019	For the year ended September 30, 2017, expiring September 30, 2020	Total
Mid-Cap Equity Fund	$63,105	$83,891	$76,114	$223,110

Pursuant to shareholder approvals, effective February 1, 2017 for the Convertible Securities Fund and March 1, 2017 for the Mighty MitesSM Fund, Gabelli Funds, LLC, an affiliate, became a Subadviser (“Gabelli Subadviser”) to the Adviser. The Adviser pays Gabelli Funds, LLC out of its advisory fees a monthly fee, computed and accrued daily, based on an annual rate of 0.32% of the average net assets of these two Funds. In addition, the Adviser had a Subadvisory Agreement with Westwood Management Corp. (the “Westwood Subadviser”) for the Equity Fund, and Balanced Fund, and effective throughout the fiscal year ended September 30, 2017, which continues, and for the Intermediate Bond Fund from October 1, 2016 through August 31, 2017 at which time Teton Advisors became its direct Adviser. The Adviser paid the Westwood Subadviser out of its advisory fees with respect to these three Funds a fee, computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds, LLC. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

As per the approval of the Board, the Mid-Cap Equity Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended September 30, 2017, the Fund paid or accrued $2,044 in payroll expenses in the Statement of Operations.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class T Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), 1.00%, and 0.25%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

TETON Westwood Funds

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the year ended September 30, 2017, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty MitesSM Fund	$77,084,953	$179,835,599	—	—
SmallCap Equity Fund	12,174,560	11,073,026	—	—
Mid-Cap Equity Fund	1,098,597	2,382,980	—	—
Convertible Securities Fund	16,792,778	3,540,641	—	—
Equity Fund	17,512,409	26,259,682	—	—
Balanced Fund	14,925,479	18,578,552	—	—
Intermediate Bond Fund	3,641,323	11,057,947	$1,103,087	$4,546,415

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2017, the Mighty MitesSM Fund and the Convertible Securities Fund paid $97,017 and $201, respectively, in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $64,102 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase or sale transactions with other funds managed by the Adviser or an affiliated adviser. During the year ended September 30, 2017, such transactions for the Mighty MitesSM Fund and the Convertible Securities Fund amounted to $407,913 and $778,800, respectively, in purchase transactions.

During the year ended September 30, 2017, the Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Equity Fund, and Balanced Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $8,963, $1,532, $1,063, $1,760, and $1,797, respectively.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2017, the Mighty MitesSM Fund, Equity Fund, and Balanced Fund each paid or accrued $45,000 to the Gabelli Funds, LLC, an affiliate of the Adviser, in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the year ended September 30, 2017 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, and Intermediate Bond Fund.

As of September 30, 2017, the Mid-Cap Equity Fund’s Adviser and its affiliates and officers beneficially owned greater than 25% of the voting securities of the Mid-Cap Equity Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Shares of Beneficial Interest. The Funds offer five classes of shares – Class AAA Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares and Class T Shares are subject to a maximum front-end sales charge of 4.00% and 2.50%, respectively. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Mighty MitesSM Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Convertible Securities Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees, if any, retained by the Fund during the years ended September 30, 2017 and 2016 can be found in the Statements of Changes in Net Assets under Redemption Fees.

During the year ended September 30, 2017, the Mid-Cap Equity Fund sold shares of various portfolio securities. These portfolio securities were delivered primarily by means of a redemption in-kind in exchange for Class AAA shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below:

January 4, 2017	Value	Realized Gains	Type
Class AAA	$365,795*	$39,222	Redemption in-Kind

* This amount includes cash of approximately $22,073 associated with the redemption in-kind.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
	Mighty MitesSM Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Convertible Securities Fund
Class AAA
Shares sold	1,760,288	1,108,002	266,478	234,709	39,537	33,210	99,609	41,878
Shares issued upon reinvestment of distributions	468,807	259,282	58,991	64,906	1,839	6,030	21,153	1,413
Shares redeemed	(3,269,846)	(3,047,247)	(460,953)	(145,802)	(102,446)	(62,121)	(153,149)	(201,855)
Shares redeemed in-kind	—	—	—	—	(30,791)	—	—	—

Net increase/(decrease) in Class AAA Shares	(1,040,751)	(1,679,963)	(135,484)	153,813	(91,861)	(22,881)	(32,387)	(158,564)

Class A
Shares sold	1,484,433	623,365	42,648	14,521	7,368	1,885	180,355	30,984
Shares issued upon reinvestment of distributions	258,861	138,595	15,131	27,376	273	1,717	7,099	144
Shares redeemed	(1,705,309)	(2,040,276)	(39,491)	(66,315)	(18,423)	(29,547)	(78,571)	(30,855)

Net increase/(decrease) in Class A Shares	37,985	(1,278,316)	18,288	(24,418)	(10,782)	(25,945)	108,883	273

Class C
Shares sold	974,773	855,795	18,862	43,485	1,792	2,153	40,369	3,386
Shares issued upon reinvestment of distributions	346,671	192,502	11,710	30,432	182	1,041	4,024	44
Shares redeemed	(2,309,536)	(2,579,797)	(44,026)	(122,683)	(3,501)	(10,873)	(17,245)	(15,911)

Net increase/(decrease) in Class C Shares	(988,092)	(1,531,500)	(13,454)	(48,766)	(1,527)	(7,679)	27,148	(12,481)

Class I
Shares sold	8,295,220	4,274,466	280,016	55,025	9,327	7,540	553,039	14,366
Shares issued upon reinvestment of distributions	559,850	301,122	51,794	85,940	1,674	7,465	12,558	122
Shares redeemed	(3,507,424)	(7,539,199)	(95,036)	(100,925)	(24,984)	(49,233)	(66,240)	(4,346)

Net increase/(decrease) in Class I Shares	5,347,646	(2,963,611)	236,774	40,040	(13,983)	(34,228)	499,357	10,142

Class T (a)
Shares sold	365	—	50	—	—	—	—	—

Net increase in Class T Shares	365	—	50	—	—	—	—	—

(a) Class T Shares were initially offered on July 5, 2017.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest (continued):

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold.	50,004	90,589	584,115	488,294	54,266	52,001
Shares issued upon reinvestment of distributions	288,678	339,336	288,682	366,531	6,662	12,657
Shares redeemed	(595,438)	(572,249)	(949,642)	(1,197,557)	(92,589)	(142,638)

Net decrease in Class AAA Shares.	(256,756)	(142,324)	(76,845)	(342,732)	(31,661)	(77,980)

Class A
Shares sold	14,363	89,464	122,407	129,287	9,648	20,242
Shares issued upon reinvestment of distributions	20,055	23,526	37,216	40,716	954	2,188
Shares redeemed	(147,384)	(72,951)	(87,911)	(132,507)	(36,905)	(23,049)

Net increase/(decrease) in Class A Shares	(112,966)	40,039	71,712	37,496	(26,303)	(619)

Class C
Shares sold	39,479	14,105	35,975	111,079	27,845	297,295
Shares issued upon reinvestment of distributions	3,174	4,124	22,637	28,701	1,390	1,175
Shares redeemed	(60,178)	(6,228)	(154,894)	(115,225)	(29,741)	(231,188)

Net increase/(decrease) in Class C Shares	(17,525)	12,001	(96,282)	24,555	(506)	67,282

Class I
Shares sold	98,712	82,472	37,854	23,460	190,485	212,571
Shares issued upon reinvestment of distributions	23,076	22,834	10,896	12,676	21,200	40,492
Shares redeemed	(95,870)	(122,220)	(46,576)	(33,059)	(1,166,263)	(166,930)

Net increase/(decrease) in Class I Shares	25,918	(16,914)	2,174	3,077	(954,578)	86,133

TETON Westwood Funds

Notes to Financial Statements (Continued)

8. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty MitesSM Fund’s transactions in the securities of these issuers during the year ended September 30, 2017 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Gain/ Loss	Market Value at September 30, 2017	Change in Unrealized Appreciation/ (Depreciation)	Percent Owned of Shares Outstanding
Beasley Broadcast Group Inc., Cl. A	732,233	100	(7,333)	725,000	$130,896	$ 13,681	$ 8,482,500	$ 4,564,383	5.98%
Bel Fuse Inc., Cl. A	172,800	2,500	—	175,300	41,772	—	4,662,980	1,127,010	8.06%
Burnham Holdings Inc., Cl. A	245,000	10,500	—	255,500	222,640	—	3,832,500	(522,280)	8.43%
Canterbury Park Holding Corp.	362,347	5,753	—	368,100	80,982	—	4,546,035	682,308	8.39%
Communications Systems Inc.*	427,598	25,000	(12,000)	440,598	—	—	—	—	—
Edgewater Technology Inc.	705,520	—	—	705,520	—	—	4,599,990	(1,396,930)	5.06%
General Chemical Group Inc.	267,226	—	—	267,226	—	—	2,271	(1,203)	8.59%
Griffin Industrial Realty Inc.	250,517	38,430	(33,300)	255,647	65,705	(11,844)	9,292,768	1,257,244	5.11%
Katy Industries Inc.	269,000	580,000	(9,000)	840,000	—	(49,451)	10,878	(79,787)	10.56%
MOCON Inc.**	391,930	32,657	(424,587)	—	—	—	—	—	—
Nathan’s Famous Inc.	202,834	21,016	—	223,850	—	—	16,553,707	4,637,592	5.36%
RLJ Entertainment Inc.*	133,400	255,283	—	388,683	—	—	—	—	—
Sevcon Inc.**	493,604	25,100	(518,704)	—	—	—	—	—	—
Sevcon Inc., 144A**	25,000	—	(25,000)	—	—	—	—	—	—
Sevcon Inc., expire 07/11/21**	12,500	—	(12,500)	—	—	—	—	—	—
Sevcon Inc., 4.000%, Series A**	88,937	100	(89,037)	—	—	—	—	—	—
The Eastern Co.	331,022	23,647	—	354,669	152,896	—	10,179,000	3,068,775	5.67%
The L.S. Starrett Co., Cl. A	319,577	28,921	—	348,498	135,785	—	3,101,632	(353,907)	5.60%
Total					$830,676	$(47,614)	$65,264,261	$12,983,205

*	Security is no longer considered affiliated at September 30, 2017.
**	Security is no longer held at September 30, 2017.

9. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the TETON Westwood Funds and Shareholders of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund and TETON Westwood Intermediate Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Mid-Cap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, and TETON Westwood Intermediate Bond Fund (each a separate fund of TETON Westwood Funds) (hereafter collectively referred to as the “Funds”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

November 27, 2017

2017 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the Convertible Securities Fund, the Balanced Fund, and the Intermediate Bond Fund, (the “Funds”) during the year ended September 30, 2017 which was derived from U.S. Treasury securities was 0.24%, 6.08%, and 23.02%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the year ended September 30, 2017. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty MitesSM Fund – During the year ended September 30, 2017, the Fund paid to shareholders long term capital gains totaling $50,989,812. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

SmallCap Equity Fund – During the year ended September 30, 2017, the Fund paid to shareholders long term capital gains totaling $2,641,624. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

Mid-Cap Equity Fund – During the year ended September 30, 2017, the Fund paid to shareholders long term capital gains totaling $47,043. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

Convertible Securities Fund – During the year ended September 30, 2017, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.2021, $0.1863, $0.1466, and $0.2257 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. $306,031 was designated by the Board of Trustees as a long term capital gain distribution. For the year ended September 30, 2017, 34.83% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 38.45% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 62.80% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Equity Fund – During the year ended September 30, 2017, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.0705, $0.0360, and $0.1025 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $3,883,542. For the year ended September 30, 2017, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.21% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – During the year ended September 30, 2017, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.1116, $0.0846, $0.0140, and $0.1418 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $3,642,920. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2017, 84.61% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 87.38% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 37.68% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Intermediate Bond Fund – During the year ended September 30, 2017, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.1972, $0.1855, $0.1103, and $0.2254 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $39,919. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. The Fund designates 100% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement and Subadvisory Agreement (together, the “Agreements”), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not “interested persons” of the Funds, as defined in the 1940 Act (the “Independent Board Members”), considered the following information at a meeting on August 29, 2017:

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Subadviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Subadviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Subadviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Subadviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Subadviser, that (i) the Adviser and Subadviser were able to retain quality personnel, (ii) the Adviser, Subadviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Subadviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Subadviser’s resources were adequate, and (v) the Adviser and Subadviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with Broadridge peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and ten year (where applicable) average annual total return for the periods ended June 30, 2017, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the “Performance Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was above the median for the one year, three year, five year, and ten year periods; the Balanced Fund’s performance was above the median for the one year, three year, and five year periods and below the median for the ten year period; the SmallCap Equity Fund’s performance was above the median for the one year period and below the median for the three year, five year, and ten year periods; the Mighty Mites Fund’s performance was below the median for the one year, three year, and five year periods and above the median for the ten year period; the Convertible Securities Fund’s performance was above the median for the one year period and below the median for the three year, five year, and ten year periods; the Mid-Cap Equity Fund’s performance was below the median for the one year period and above the median for the three year period; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Subadviser, the Board considered the Adviser’s and Subadviser’s financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Subadviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and subadvisory services and the profits to the Adviser, Subadviser and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (“Expense Peer Group”). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Subadviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Convertible Securities Fund, and the Intermediate Bond Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the Mid-Cap Equity Fund operated pursuant to an Expenses Limitation Agreement with the Adviser wherein the Adviser had agreed to limit a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. The Board noted that the advisory fees and expense ratios for the Balanced Fund, Equity Fund, the Convertible Securities Fund, and the Mighty Mites Fund were higher than the median when compared with those of their Expense Peer Groups. Finally, the Board noted that although the SmallCap Equity Fund, Intermediate Bond Fund, and Mid-Cap Equity Fund’s net advisory fees were lower than the median, after considering their fee waivers, their expense ratios were higher than the median when compared with their Expense Peer Groups. The Board also reviewed the fees charged by the Adviser and Subadviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Subadviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Subadviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2016. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Subadviser from their management of the Funds. The Board considered that the Adviser and Subadviser do use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the subadvisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the Subadvisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4] :
Anthony S. Colavita	Since 2017	17	Attorney, Anthony S. Colavita, P.C.	—
Trustee
Age: 56

James P. Conn	Since 1994	27	Former Managing Director and Chief Investment	—
Trustee			Officer of Financial Security Assurance Holdings,
Age: 79			Ltd. (1992-1998)

Leslie F. Foley	Since 2017	9	Attorney on the boards of the Boys and Girls Club	—
Trustee			of Greenwich, Addison Gallery of American Art at
Age: 49			Phillips Academy Andover, and National Humanities Center; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)

Mary E. Hauck	Since 2017	11	Retired Senior Manager of the Gabelli-O’Connor	—
Trustee			Fixed Income Mutual Funds Management
Age: 75			Company

Michael J. Melarkey	Since 2017	23	Owner in Pioneer Crossing Casino Group; Of	Director of Southwest Gas
Trustee Age: 68			Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Corporation (natural gas utility)

Kuni Nakamura	Since 2017	33	President of Advanced Polymer, Inc. (chemical	—
Trustee			manufacturing company); President of KEN
Age: 49			Enterprises, Inc. (real estate)

Werner J. Roeder, MD	Since 1994	23	Retired physician; Former Vice President of	—
Trustee			Medical Affairs (Medical Director) of New York
Age: 77			Presbyterian/Lawrence Hospital (1999-2014)

Salvatore J. Zizza	Since 2004	30	President of Zizza & Associates Corp. (private	Director and Vice Chairman
Trustee			holding company); Chairman of Harbor Diversified,	of Trans-Lux Corporation
Age: 71			Inc. (pharmaceuticals); Chairman of BAM	(business services); Director
			(semiconductor and aerospace manufacturing);	and Chairman of Harbor
			Chairman of Bergen Cove Realty Inc.; Chairman of	Diversified Inc.
			Metropolitan Paper Recycling Inc. (recycling)	(pharmaceuticals); Director,
			(2005-2014)	Chairman, and CEO of
General Employment
Enterprises (staffing services)
(2009-2012)

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
OFFICERS:
Bruce N. Alpert		—	Executive Vice President and Chief Operating	—
President	Since 1994		Officer of Gabelli Funds, LLC since 1988; Officer of
Age: 65			registered investment companies within the
Gabelli/GAMCO/Teton Fund Complex; Senior
Vice President of GAMCO Investors, Inc. since
2008; Director of Teton Advisors, Inc., 1998-2012

John C. Ball	Since May	—	Treasurer of funds within the Gabelli/	—
Treasurer	2017		GAMCO/Teton Fund Complex (closed-end funds
Age: 41			since May 2017 and open-end funds since February
2017); Vice President and Assistant Treasurer of
AMG Funds, 2014-2017; Vice President of State
Street Corporation, 2007-2014

Andrea R. Mango	Since 2013	—	Vice President of GAMCO Investors, Inc. since	—
Secretary			2016; Counsel of Gabelli Funds, LLC since 2013;
Age: 45			Secretary of all registered investment companies
within the Gabelli/GAMCO/Teton Fund Complex
since 2013; Vice President of all closed-end funds
within the Gabelli/GAMCO/Teton Fund Complex
since 2014; Corporate Vice President within the
Corporate Compliance Department of New York
Life Insurance Company, 2011-2013; Vice President
and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady	Since 2006	—	Officer of all of the registered investment	—
Vice President			companies within the Gabelli/GAMCO/Teton
Age: 59			Fund Complex since 2006; President and Chief
Operating Officer of the Fund Division of Gabelli
Funds, LLC since 2015; Chief Executive Officer of
G.distributors, LLC since 2010; Senior Vice
President of GAMCO Investors, Inc. since 2009;
Vice President of Gabelli Funds, LLC since 2007;
Executive Vice President of Associated Capital
Group, Inc. since 2016

Richard J. Walz	Since 2013	—	Chief Compliance Officer of all of the registered	—
Chief Compliance Officer			investment companies within the Gabelli/
Age: 58			GAMCO/Teton Fund Complex since 2013; Chief
Compliance Officer of AEGON USA Investment
Management, 2011-2013; Chief Compliance Officer
of Cutwater Asset Management, 2004-2011

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4	Trustees who are not interested persons are considered “Independent” Trustees.

TETON Westwood Funds and Your Personal Privacy

Who are we?

The TETON Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Teton Advisors, Inc., which is an affiliate of GAMCO Investors Inc., a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the TETON Westwood Funds.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: www.tetonadv.com

e-mail: info@tetonadv.com

Board of Trustees
ANTHONY S. COLAVITA		MICHAEL J. MELARKEY
Attorney, Anthony S. Colavita, P.C.		Of Counsel,
McDonald Carano Wilson LLP

JAMES P. CONN		KUNI NAKAMURA
Former Managing Director and Chief		President of Advanced Polymer, Inc.
Investment Officer, Financial Security
Assurance Holdings Ltd.

LESLIE F. FOLEY		WERNER J. ROEDER, MD
Attorney		Former Medical Director,
Lawrence Hospital

MARY E. HAUCK		SALVATORE J. ZIZZA
Former Senior Portfolio Manager,		Chairman,
Gabelli-O’Connor Fixed Income Mutual		Zizza & Associates Corp.
Fund Management Company
Officers

BRUCE N. ALPERT		AGNES MULLADY
President		Vice President

JOHN C. BALL		RICHARD J. WALZ
Treasurer		Chief Compliance Officer

ANDREA R. MANGO
Secretary

Investment Adviser		Distributor
Teton Advisors, Inc.		G.distributors, LLC
Custodian		Legal Counsel
The Bank of New York Mellon		Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ317AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $174,075 in 2016 and $174,075 in 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2016 and $0 in 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,410 in 2016 and $29,410 in 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2016 and $0 in 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $29,410 in 2016 and $29,410 in 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

              Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

              Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The TETON Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/05/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/05/2017

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	12/05/2017

*	Print the name and title of each signing officer under his or her signature.